UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Astrotech Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2018 Proxy Statement

Notice of Annual Meeting of Shareholders

Friday, December 7, 2018

9:00 a.m. (Central Standard Time)

Corporate Office

201 W. 5th Street, Suite 1275

Austin, Texas 78701

Thomas B. Pickens III

Director Since: 2004
Age: 61
Board Committees:
Chairman of the Board

Mark Adams	Daniel T. Russler, Jr.	Ronald (Ron) W. Cantwell	Tom Wilkinson

Director since: 2007	Director Since: 2011	Director Since: 2015	Director Since: 2018
Age: 57	Age: 55	Age: 75	Age: 49
Board Committees:	Board Committees: Audit,	Board Committees: Audit (Chair),	Board Committees: Audit,
Corporate Governance and Nominating	Compensation, and Corporate Governance and Nominating (Chair)	and Compensation	Compensation (Chair), and Corporate Governance and Nominating

Eric N. Stober	Rajesh Mellacheruvu

With Company Since: 2008	With Company Since: 2015
Age: 41	Age: 48
Chief Financial Officer,	Chief Operating Officer
Treasurer and Secretary	and Vice President

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

November 6, 2018

To the Shareholders of Astrotech Corporation:

You are cordially invited to attend the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) for Astrotech Corporation (the “Company” or “Astrotech”) to be held at 201 W. 5th Street, Suite 1275, Austin, Texas 78701 on December 7, 2018, at 9:00 a.m. (Central time). Information about the Annual Meeting, the nominees for directors, and the proposals to be considered are presented in this Notice of Annual Meeting and the Proxy Statement on the following pages. At the meeting you will be asked:

i.	to elect five directors to the Company’s Board of Directors;
ii.	to ratify the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm for the 2019 fiscal year;
iii.	to approve an amendment to the Astrotech Corporation 2011 Stock Incentive Plan (the “Plan”) to authorize 537,197 additional shares and to extend the term of the Plan by five years (to March 4, 2026);
iv.

to approve the conversion of Series B Preferred Stock into shares of common stock, which conversion would result in a “change of control” of the Company under Nasdaq Listing Rule 5635(b) (the “NASDAQ Proposal”);

v.	to vote on an advisory, non-binding resolution regarding executive compensation (Say-on-Pay); and
vi.	to transact such other business as may properly come before the meeting and any related adjournments or postponements.

The Board of Directors has approved these proposals and the Company urges you to vote in favor of these proposals and such other matters as may be submitted to you for a vote at the Annual Meeting. The Board of Directors has fixed the close of business on October 18, 2018 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting.

This Proxy Statement and accompanying proxy card are being mailed to our shareholders along with the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2018 (the “Form 10-K”). Voting can be completed by returning the proxy card, by telephone at 1-888-457-2959 or online at www.proxyvoting.com/ASTC. Only your latest-dated proxy card will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement. Further detail can be found on the proxy card and in the “Voting of Proxies” section included below.

Important notice regarding the availability of proxy materials of the Annual Meeting to be held on December 7, 2018. This Proxy Statement and Form 10-K are available at www.astrotechcorp.com under the heading “For Investors.”

Thank you for your assistance in voting your shares promptly.

By Order of the Board of Directors,

Eric Stober Chief Financial Officer, Treasurer and Secretary Austin, Texas

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE
MEETING, PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN
THE ENCLOSED ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT
THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH
TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished to holders of Astrotech's common stock, $0.001 par value per share (“Common Stock”), as of the record date October 18, 2018 in connection with the solicitation by the Board of Directors of Astrotech Corporation, a Delaware corporation, of proxies to be voted at the Annual Meeting to be held on December 7, 2018, at 9:00 a.m. (Central time) at 201 W. 5th Street, Suite 1275, Austin, Texas 78701. This Proxy Statement, the accompanying proxy card, and the Form 10-K are being distributed to shareholders on or about November 7, 2018.

At the meeting you will be asked:

i.	to elect five directors to the Company’s Board of Directors;
ii.	to ratify the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm for the 2019 fiscal year;
iii.	to approve an amendment to the Astrotech Corporation 2011 Stock Incentive Plan (the “Plan”) to authorize 537,197 additional shares and to extend the term of the Plan by five years (to March 4, 2026);
iv.

to approve the conversion of Series B Preferred Stock into shares of common stock, which conversion would result in a “change of control” of the Company under Nasdaq Listing Rule 5635(b) (the “NASDAQ Proposal”);

v.	to vote on an advisory, non-binding resolution regarding executive compensation (Say-on-Pay); and
vi.	to transact such other business as may properly come before the meeting and any related adjournments or postponements.

Internet Availability of Proxy Materials

In addition to mailing paper copies of the Company’s Proxy Statement and Form 10-K, Astrotech is making these materials available to its shareholders via the internet. The Proxy Statement and Form 10-K are available free of charge at www.astrotechcorp.com under the heading “For Investors.”

Record Date and Voting Securities

The Board of Directors has fixed the close of business on October 18, 2018 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were 4,505,019 shares of Common Stock outstanding, which includes 19,699 shares of restricted stock with voting rights. Holders of common stock and restricted stock with voting rights are entitled to notice of the Annual Meeting and to one vote per share of common stock owned and restricted stock with voting rights granted at the Annual Meeting as of the record date. No shareholder will be allowed to cumulate votes.

Proxies

The Board of Directors is soliciting a proxy in the form accompanying this Proxy Statement for use at the Annual Meeting and will not vote the proxy at any other meeting. Mr. Thomas B. Pickens III is the person named as proxy on the proxy card accompanying this Proxy Statement and who the Board of Directors has selected to serve in such capacity. Mr. Pickens is Chairman of the Board of Directors and Chief Executive Officer of Astrotech Corporation. In the event that Mr. Pickens cannot serve in such capacity, Mr. Eric N. Stober will be named as proxy. Mr. Stober is the Chief Financial Officer, Treasurer, and Secretary of the Company.

Revocation of Proxies

Each shareholder giving a proxy has the power to revoke it at any time before the shares represented by that proxy are voted. Revocation of a proxy is effective when the Secretary of the Company receives either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a shareholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

Voting of Proxies

Because many Astrotech shareholders are unable to attend the Annual Meeting, the Board of Directors solicits proxies to give each shareholder an opportunity to vote on all matters scheduled to come before the meeting as set forth in this Proxy Statement. Shareholders are urged to read carefully the material in this Proxy Statement and vote through one of the following methods:

i.	Fully completing, signing, dating and timely mailing the proxy card;
ii.	Calling 1-888-457-2959 and following the instructions provided on the phone line; or
iii.	Accessing the internet voting site at www.proxyvoting.com/ASTC and following the instructions provided on the website.

Please keep your proxy card with you when voting via the telephone or internet. All votes via the telephone or internet must be submitted by 11:59 p.m. (Eastern-time) on December 6, 2018 in order to be counted. Each proxy card that is (i) properly executed, (ii) timely received by the Company before or at the Annual Meeting, and (iii) not properly revoked by the shareholder pursuant to the instructions above will be voted in accordance with the directions specified on the proxy and otherwise in accordance with the judgment of the persons designated therein as proxies. If no choice is specified and the proxy is properly signed and returned, the shares will be voted by the Board appointed proxy in accordance with the recommendations of the Board of Directors.

Vote Required for Quorum

The holders of at least one-third of all of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy, will constitute a quorum.

Vote Required for Director Elections

The election of the five directors requires the vote of a plurality of the shares of Common Stock represented at the Annual Meeting. Abstentions will have no effect on the election of directors since only votes “For” or “Against” a nominee will be counted.

Vote Required for Auditor Ratification, Amendment to Incentive Plan, NASDAQ Proposal and Say-on-Pay

The ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm for the 2019 fiscal year, the approval of an amendment to the Astrotech Corporation 2011 Stock Incentive Plan to authorize an additional 537,197 shares and to extend the term of the Plan by five years, the approval of the NASDAQ Proposal and the non-binding approval of our executive compensation require the affirmative vote of a majority of the total number of votes cast at the Annual Meeting by the holders of Common Stock. Abstentions will have no effect on Proposals 2, 3, 4 and 5.

Method of Tabulation and Broker Voting

One or more inspectors of election appointed for the meeting will tabulate the votes cast in person or by proxy at the Annual Meeting and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and the approval of any matter submitted to the shareholders for a vote.

Many of the Company’s shares of common stock are held in “street name,” meaning that a depository, broker-dealer or other financial institution holds the shares in its name, but such shares are beneficially owned by another person. Generally, a street name holder must receive direction from the beneficial owner of the shares to vote on issues other than routine shareholder matters such as the ratification of auditors. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present and entitled to vote at the Annual Meeting for such matter. Proposal 1 is considered non-routine and brokers are prohibited from voting in the absence of instructions from the beneficial owners. Therefore, broker non-votes will have no effect on determinations of plurality for Proposal 1. Proposal 2 is considered a “routine” matter, therefore brokers will be able to vote uninstructed shares on those proposals. For Proposals 3, 4 and 5, brokers may not vote on these proposals without instructions from the beneficial owners, therefore broker non-votes will have no effect on the outcome for that proposal.

Form 10-K

Shareholders may obtain, without charge, a copy of the Company’s 2018 Annual Report on Form 10-K.  For copies, please contact Investor Relations at the address of the Company’s principal executive office: Astrotech Corporation, 201 W. 5th Street, Suite 1275, Austin, Texas 78701. The Form 10-K and other periodic reports of the Company are also available through the Securities and Exchange Commission's (“SEC”) website at www.sec.gov and the Company’s website at www.astrotechcorp.com under the heading “For Investors.”

CORPORATE GOVERNANCE

The Company’s business affairs are managed under the direction of our Board of Directors in accordance with the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws of the Company. The role of the Board of Directors is to effectively govern the affairs of the Company for the benefit of the Company’s shareholders and to ensure that Astrotech’s activities are conducted in a responsible and ethical manner. The Board of Directors strives to ensure the success of the Company through the election and appointment of qualified management, which regularly keeps members of the Board of Directors informed regarding the Company’s business and industry. The Board of Directors is committed to the maintenance of sound corporate governance principles.

The Company operates under corporate governance principles and practices that are reflected in a set of written Corporate Governance Policies which are available on the Company’s website at www.astrotechcorp.com under the heading “For Investors.” These include the following:

•	Code of Ethics and Business Conduct
•	Code of Ethics for Senior Financial Officers
•	Shareholder Communications with Directors Policy
•	Complaint and Reporting Procedures for Accounting and Auditing Matters
•	Audit Committee Charter
•	Compensation Committee Charter
•	Corporate Governance and Nominating Committee Charter

Code of Ethics and Business Conduct

The Company’s Code of Ethics and Business Conduct applies to all directors, officers, and employees of Astrotech. The key principles of this code include acting legally and ethically, speaking up, getting advice, and dealing fairly with the Company’s shareholders. The Code of Ethics and Business Conduct is available on the Company’s website at www.astrotechcorp.com under the heading “For Investors” and a copy is available to the Company’s shareholders upon request. The Code of Ethics and Business Conduct meets the requirements for a “Code of Conduct” under NASDAQ rules.

Code of Ethics for Senior Financial Officers

The Company’s Code of Ethics for Senior Financial Officers applies to the Company’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), and Controller. The key principles of this Code include acting legally and ethically, promoting honest business conduct, and providing timely and meaningful financial disclosures to the Company’s shareholders. The Code of Ethics for Senior Financial Professionals is available on the Company’s website at www.astrotechcorp.com under the heading “For Investors” and a copy is available to the Company’s shareholders upon request. The Code of Ethics for Senior Financial Professionals meets the requirements of a “Code of Ethics” under SEC rules.

Shareholder Communications with Directors Policy

The Company’s Shareholder Communications with Directors Policy provides a medium for shareholders to communicate with the Board of Directors. Under this policy, shareholders may communicate with the Board of Directors or specific Board members by sending a letter to Astrotech Corporation, Shareholder Communications with the Board of Directors, Attn: Secretary, 201 W. 5th Street, Suite 1275, Austin, Texas 78701. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate director, or directors, for review.

Complaint and Reporting Procedures for Accounting and Auditing Matters

The Company’s Complaint and Reporting Procedures for Accounting and Auditing Matters provide for the (i) receipt, retention, and treatment of complaints, reports, and concerns regarding accounting, internal accounting controls, or auditing matters and (ii) confidential, anonymous submission of complaints, reports, and concerns by employees regarding questionable accounting or auditing matters. Complaints may be made to a toll-free independent “Integrity Helpline” telephone number and to a dedicated e-mail address. Complaints received are logged by the Company’s legal counsel, communicated to the Company’s Audit Committee, and investigated under the direction of the Company’s Audit Committee. In accordance with Section 806 of the Sarbanes-Oxley Act of 2002, these procedures prohibit the Company from taking adverse action against any person submitting a good faith complaint, report, or concern.

The Board of Directors Role in Risk Oversight

The Board has determined that the combined role of Chairman and CEO is appropriate for the Company as it promotes unified leadership and direction for the Company, allowing for a single, clear focus for management to execute the Company’s strategy and business plans. This structure also avoids the added costs and inefficiencies that would result by mandating an independent Chairman. The Board believes that the governance structure allows the Board to effectively work with the combined role of Chairman and CEO.

The Board of Directors strives to balance the risk and return ratio for all Astrotech shareholders. In doing so, management maintains regular communication with the Board of Directors, both on a formal and informal basis. This includes conversations on the state of the business, the industry, and the overall economic environment with Astrotech management during formal Board of Directors meetings, formal Committee meetings, and in more frequent informal conversations. Additionally, the Board of Directors utilizes its committees to consider specific topics which require further focus, skill sets, and/or independence. The Audit Committee coordinates the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures, and code of conduct. Management regularly reports to the Audit Committee on these areas. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with Board of Directors’ organization, membership and structure, succession planning for our directors, and corporate governance.

Board of Directors

The Board held a total of four meetings during fiscal 2018 and acted eight times by written consent.  All of our directors are expected to attend each meeting of our Board and the committees on which they serve and are encouraged to attend annual shareholder meetings, to the extent reasonably possible. All directors attended more than 98% of the aggregate of the meetings of our Board and committees on which they served in fiscal 2018 held during the period in which they served as directors.  All of the directors attended our 2017 annual meeting of shareholders.

Committees of the Board of Directors

During fiscal year 2018, the Board of Directors had three standing committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

Each such committee currently consists of three persons, and each member of the Audit, Compensation, and Corporate Governance and Nominating Committees meet the independence requirements of the NASDAQ’s Listing Rules.

The Company periodically reviews, both internally and with the Board of Directors, the provisions of the Sarbanes-Oxley Act of 2002 and the rules of the SEC and NASDAQ regarding corporate governance policies, processes, and listing standards. In conformity with the requirement of such rules and listing standards, we have adopted a written Audit Committee Charter, a Compensation Committee Charter, and a Corporate Governance and Nominating Committee Charter, each of which may be found on the Company’s website at www.astrotechcorp.com under the heading “For Investors” or by writing to Astrotech Corporation, Attn: Investor Relations, 201 W. 5th Street, Suite 1275, Austin, Texas 78701 and requesting copies.

Audit Committee

The Audit Committee is composed solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Audit Committee and approved by the Board of Directors. The charter is available on the Company’s website at www.astrotechcorp.com under the heading “For Investors.” The Audit Committee is responsible for appointing and compensating a firm of independent auditors to audit the Company’s financial statements, as well as oversight of the performance and review of the scope of the audit performed by the Company’s Independent Registered Public Accounting Firm. The Audit Committee also reviews audit plans and procedures, changes in accounting policies, and the use of the independent auditors for non-audit services. As of the end of fiscal year 2018, the Audit Committee consisted of Messrs. Cantwell (Chairman) and Russler and Ms. Manning. Effective July 1, 2018, Ms. Manning resigned from the Board of Directors of the Company. Such resignation was not in connection with any known disagreement with the Company on any matter. Following her resignation, Mr. Adams was appointed to the Audit Committee temporarily until the appointment of Mr. Wilkinson to the Board of Directors.

During fiscal year 2018, the Audit Committee met four times. The Board of Directors has determined that each of Messrs. Cantwell and Russler and Ms. Manning met the qualification guidelines as an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of BDO USA, LLP, the Company’s independent auditor. Audit Committee policy requires the pre-approval of all audit and permissible non-audit services to be provided by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The policy, as amended, provides for the general pre-approval of specific types of services and gives detailed guidance to management as to the specific audit, audit-related, and tax services that are eligible for general pre-approval. For both audit and non-audit pre-approvals, the Audit Committee will consider whether such services are consistent with applicable law and SEC rules and regulations concerning auditor independence.

The policy delegates to the Chairman of the Audit Committee the authority to grant certain specific pre-approvals, provided that the Chairman of the Audit Committee is required to report the granting of any pre-approvals to the Audit Committee at its next regularly scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve services performed by the independent auditor.

Requests for pre-approval of services must be detailed as to the particular services proposed to be provided and are to be submitted by the CFO. Each request generally must include a detailed description of the type and scope of services, a proposed staffing plan, a budget of the proposed fees for such services, and a general timetable for the performance of such services.

The Report of the Audit Committee can be found in this Proxy Statement following the Proposal 3 description.

Compensation Committee

The Compensation Committee is composed solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Compensation Committee and approved by the Board of Directors in May 2004 and amended in May 2005. The charter is available on the Company’s website at www.astrotechcorp.com under the heading “For Investors.” The Compensation Committee is responsible for determining the compensation and benefits of all executive officers of the Company and establishing general policies relating to compensation and benefits of employees of the Company. The Compensation Committee is delegated all authority of the Board of Directors as may be required or advisable to fulfill the purposes of the Compensation Committee. Meetings may, at the discretion of the Compensation Committee, include members of the Company’s management, other members of the Board of Directors, consultants or advisors, and such other persons as the Compensation Committee or its chairperson may determine in an informational or advisory capacity.

The Board of Directors annually considers the performance of our Chief Executive Officer. Meetings to determine the compensation of the CEO must be held in executive session. Meetings to determine the compensation of any officer of the Company other than the CEO may be attended by the CEO, but the CEO may not vote on these matters.

The Compensation Committee also administers the Company’s 2011 Stock Incentive Plan and 2008 Stock Incentive Plan in accordance with the terms and conditions set forth in those plans. As of the end of fiscal year 2018, the Compensation Committee consisted of Ms. Manning (Chairwoman) and Messrs. Humphrey and Cantwell. Effective July 1, 2018, Ms. Manning and Mr. Humphrey resigned from the Board of Directors of the Company.  Such resignations were not in connection with any known disagreement with the Company on any matter. Following their resignations, the Compensation Committee consisted of Messrs. Adams (Chairman), Russler, and Cantwell until the appointment of Mr. Wilkinson to the Board of Directors. At that time, Mr. Wilkinson became the Chairman of the Compensation Committee, replacing Mr. Adams. During fiscal year 2018, the Compensation Committee met one time.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee was created by the Board of Directors. The Corporate Governance and Nominating Committee is comprised solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Corporate Governance and Nominating Committee and approved by the Board of Directors. The charter is available on the Company’s website at www.astrotechcorp.com under the heading “For Investors.” The primary purpose of the Corporate Governance and Nominating Committee is to provide oversight on the broad range of issues surrounding the composition and operation of the Board of Directors, including identifying individuals qualified to become Board of Directors members and recommending director nominees for the next Annual Meeting of Shareholders. As of the end of fiscal year 2018, the Corporate Governance and Nominating Committee consisted of Messrs. Russler (Chairman), Adams, and Humphrey. Effective July 1, 2018, Mr. Humphrey resigned from the Board of Directors of the Company. Such resignation was not in connection with any known disagreement with the Company on any matter. Following his resignation, Mr. Cantwell was appointed to the Corporate Governance and Nominating Committee.  During fiscal year 2018, the Corporate Governance and Nominating Committee met one time.

Director Nomination Process

Regarding nominations for directors, the Corporate Governance and Nominating Committee identifies nominees in various ways. The Corporate Governance and Nominating Committee considers the current directors that have expressed interest in, and that continue to satisfy, the criteria for serving on the Board of Directors. Other nominees may be proposed by current directors, members of management, or by shareholders. From time to time, the Corporate Governance and Nominating Committee may engage a professional firm to identify and evaluate potential director nominees. Regarding the skills of the director candidate, the Corporate Governance and Nominating Committee considers individuals with industry and professional experience that complements the Company’s goals and strategic direction. The Corporate Governance and Nominating Committee has established certain criteria it considers as guidelines in considering nominations for the Board of Directors. The criteria include:

•	the candidate’s independence;
•	the candidate’s depth of business experience;
•	the candidate’s availability to serve;
•	the candidate’s integrity and personal and professional ethics;
•	the diversity of experience and background relative to the Board of Directors as a whole; and
•	the need for specific expertise on the Board of Directors.

The above criteria are not exhaustive and the Corporate Governance and Nominating Committee may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. In order to ensure that the Board of Directors consists of members with a variety of perspectives and skills, the Corporate Governance and Nominating Committee has not set any minimum qualifications and also considers candidates with appropriate non-business backgrounds. Other than ensuring that at least one member of the Board of Directors is a financial expert and a majority of the Board of Directors meet all applicable independence requirements, the Corporate Governance and Nominating Committee looks for how the candidate can adequately address his or her fiduciary requirement and contribute to building shareholder value. With regards to diversity, the Company does not have a formal policy for the consideration of diversity in Board of Director candidates, but Company practice has historically considered this in director nominees and the Company expects to continue to in future nomination and review processes.

The Corporate Governance and Nominating Committee will consider, for possible Board endorsement, director candidates recommended by shareholders. For purposes of the 2018 Annual Meeting, the Governance and Nominating Committee will consider any nominations received by the Secretary from a shareholder of record on or before October 8, 2018 (the 60th calendar day before the Annual Meeting). Any such nomination must be made in writing, must be accompanied by all nominee information that is required under the federal securities laws, and must include the nominee’s written consent to be named in this Proxy Statement. The nominee must be willing to allow the Company to complete a background check. The nominating shareholder must submit their name and address, as well as that of the beneficial owner, if applicable, and the class and number of shares of Astrotech common stock that are owned beneficially and of record by such shareholder and such beneficial owner. Finally, the nominating shareholder must discuss the nominee’s qualifications to serve as a director.

Director Attendance at Annual Shareholder Meetings

The Board of Directors members are expected to attend our annual shareholder meetings. All of our then six directors attended our 2017 Annual Meeting of Shareholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers, and persons who beneficially own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC. Such directors, executive officers, and greater than 10% shareholders are required by SEC regulation to furnish to the

Company copies of all Section 16(a) forms they file. Due dates for the reports are specified by those laws, and the Company is required to disclose in this document any failure in the past fiscal year to file by the required dates. Based upon a review of the copies of such forms furnished to us, we believe that all filings required to be made pursuant to Section 16(a) of the Exchange Act during the year ended June 30, 2018 (and the subsequent period through the date of this proxy statement) were filed in a timely manner with the exception of a Form 3 that was to be filed by Tom Wilkinson on October 4, 2018 in connection with his appointment as a Director. Mr. Wilkinson filed such form on October 22, 2018.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Corporate Governance and Nominating Committee, which is comprised entirely of independent directors, has carefully considered all director nominees. Upon the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors has nominated Thomas B. Pickens III, Mark Adams, Daniel T. Russler, Jr., Ronald W. Cantwell, and Tom Wilkinson to the Board of Directors to serve as directors until the 2019 Annual Meeting of Shareholders. Each nominee has agreed to serve if elected.

All members of the Board of Directors are expected to be elected at the Annual Meeting. All directors shall hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified, or their earlier removal or resignation from office. The Company’s Certificate of Incorporation authorizes the Board of Directors from time to time to determine the number of its members. Vacancies in unexpired terms and any additional director positions created by Board action may be filled by action of the existing Board of Directors at that time, and any director who is appointed in this fashion will serve until the next Annual Meeting of Shareholders and until a successor is duly elected and qualified, or their earlier removal or resignation from office.

The Board of Directors has determined that four of the five director nominees (indicated by asterisk in the table below) have no relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are “independent directors” as defined by Rule 5605(a)(2) of the NASDAQ’s Listing Rules.

Not less than annually, the Board of Directors undertakes the review and approval of all related party transactions. Related party transactions include transactions valued at greater than $120,000 between the Company and any of the Company’s executive officers, directors, nominees for director, holders of greater than 5% of Astrotech’s shares, and any of such parties’ immediate family members. The purpose of this review is to ensure that such transactions, if any, were approved in accordance with our Code of Ethics and Business Conduct and for the purpose of determining whether any of such transactions impacted the independence of such directors. There were no such transactions in fiscal years 2018 or 2017. The Board has affirmatively determined that none of the independent directors is an officer or employee of the Company or any of Astrotech’s subsidiaries and none of such persons have any relationships which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Ownership of a significant amount of our stock, by itself, does not constitute a material relationship.

The Board of Directors held eleven meetings during the fiscal year ended June 30, 2018 and all directors attended at least 98% of the meetings of the Board of Directors. The members of each committee and the chair of each committee are appointed annually by the Board of Directors.

Information about the number of shares of Common Stock beneficially owned by each director appears later in this Proxy Statement under the heading “Security Ownership of Directors, Executive Officers, and Principal Shareholders.”

Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES:

Thomas B. Pickens III	Mark Adams *
Daniel T. Russler, Jr. *	Ronald W. Cantwell *
Tom Wilkinson *	* Indicates independent director

INFORMATION ABOUT DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

Current Directors Nominated for Re-election

Thomas B. Pickens III
Chairman and Chief Executive Officer of Astrotech Corporation

Mr. Pickens currently serves as Chairman of the Board and Chief Executive Officer of Astrotech Corporation (NASDAQ: ASTC) and has held that position since January 2007. Mr. Pickens also currently serves as CEO of the Astrotech subsidiaries 1st Detect Corporation, Astrogenetix Corporation and Astral Images Inc.

From 1982 to 1984, Mr. Pickens was the founder and President of Beta Computer Systems, Inc.; from 1985 to 1995, founder and President of T.B. Pickens & Co.; from 1986 to 1988, founder and General Partner of Grace Pickens Acquisition Partners L.P.; from 1988 to 1989, founder and Managing Partner of Sumpter Partners. From 1988 to 1994, Mr. Pickens was the CEO of Catalyst Energy Corporation and CEO of United Thermal Corporation (NYSE), President of Golden Bear Corporation, President of United Hydro, Inc., President of Slate Creek Corporation and President of Eury Dam Corporation. From 1995 to 2003, Mr. Pickens was the founder and CEO of U.S. Utilities, The Code Corporation, Great Southern Water Corp., South Carolina Water & Sewer, Inc. and the founder and Managing Partner of Pickens Capital Income Fund L.P. From 2004 to 2006, he was the Co-Chairman of the Equity Committee during the bankruptcy of Mirant Corp. (NASDAQ: MIRKQ).

Mr. Pickens is currently the Chairman of the Board of Astrotech Corporation, 1st Detect Corporation, Astrogenetix Corporation and Astral Images, Inc. and was the Chairman of the Board of Xplore Technologies Corporation (NASDAQ: XPLR) until it was sold to Zebra Technologies NASDAQ: ZBRA) in July 2018. He has served as the Chairman of the Board of Astrotech Space Operations, Inc., Beta Computer Systems, Inc., Catalyst Energy Corporation, United Thermal (NYSE), Century Power Corporation, Vidilia Hydroelectric Corporation, U.S. Utilities, Great Southern Water Corp. and South Carolina Water & Sewer, Inc. He has served as a member on the boards of Trenwick America Reinsurance Corporation, Spacehab Inc. (NASDAQ), Advocate MD, Optifab, Inc. (NASDAQ) and was the New York chapter Chairman of United Shareholders Association, a shareholders’ rights organization.

Mark Adams
Founder and CEO, Waterloo Medical Solution, LLC

Mr. Adams is the co-founder and Chief Executive Officer of Waterloo Medical Solution, LLC which began operations in 2016. Prior to this in 2009, he co-founded SOZO Global. Inc., a specialty based nutritional products company and served as the company’s Chairman and Chief Executive Officer from 2011 until it was sold in 2016. Prior to that in 2003, Mr. Adams founded and ran as Chairman and Chief Executive Officer, Advocate, MD Financial Group, Inc., a leading Texas-based medical liability insurance holding company which he sold in 2009 and continued to run as Chief Executive Officer through 2011. Mr. Adams is also a founding partner in several other companies. Some of the companies he founded and currently owns include Murphy Adams Restaurant Group, Inc. which he co-founded in 2007, and which owns and is rapidly expanding Mama Fu’s Asian House restaurants throughout the United States, and the Middle East. In 2008, Mr. Adams co-founded Kind Health, LLC which is a unique online application driven health insurance curator. Also in 2008, Mr. Adams co-founded Small Business United, LLC, a non-profit organization that supports small businesses. In the last three years, Mr. Adams co-founded Olympic Capital Partners, LLC, a focused real estate investment fund, Direct Sales Forge, LLC a specialty software development company, and Direct Mobile, LLC a mobile application development company.

Mr. Adams brings to our Board a wide range of experience in business with a particular focus on entrepreneurism. He has brought his diversity of thought to the Board of Directors since 2007, which positions him as the longest tenured director other than Mr. Pickens. As stated above, Mr. Adams serves as a director for several public and private companies, including Astrotech, providing the Board with expertise in management and corporate governance. Mr. Adams serves on the Corporate Governance and Nominating Committee. Mr. Adams has been married to his wife Melissa for 30 years and they live in Austin, Texas along with their three sons.

Daniel T. Russler, Jr.
Principal, Family Asset Management, LLC

Daniel Russler has more than 25 years of capital markets, development and entrepreneurial experiences, including an extensive background in sales and trading of a broad variety of equity, fixed income and private placement securities. Since 2003, Mr. Russler has been the Principal Partner of Family Asset Management, LLC, a multi-family office providing high net worth individuals and families with financial services. Mr. Russler has held portfolio and risk management positions at First Union Securities, Inc., J.C. Bradford & Co., William R. Hough & Co., New Japan Securities International, and Bankers Trust Company.

Mr. Russler received an MBA from the Owen Graduate School of Management at Vanderbilt University and a Bachelor's degree in English and political science from the University of North Carolina. Mr. Russler has extensive knowledge of finance, entrepreneurship, investment allocation and capital raising matters that the Board of Directors feels will add value to the Company for the shareholders.  The Board of Directors has determined that Mr. Russler meets the qualification guidelines as an “audit committee financial expert” as defined by the SEC rules. Mr. Russler is Chairman of the Governance and Nominating Committee and serves on both the Audit Committee and the Compensation Committee.

Ronald (Ron) W. Cantwell
President, VC Holdings, Inc.

Ron Cantwell is President of VC Holdings, Inc., through which Mr. Cantwell provides advisory services in corporate and project investment structuring, mergers and acquisitions, financial restructuring and operations management. In addition, Mr. Cantwell serves as Chairman and Chief Executive Officer of Catalyst Group, Inc., and spent nineteen years in public accounting, most recently as a Tax Partner in the Ernst & Young, LLP Dallas office.

Mr. Cantwell graduated with honors from the University of Wisconsin in Madison and is licensed as a certified public accountant.  Mr. Cantwell has a 47-year background in corporate and project investment structuring, mergers and acquisitions, financial/tax/regulatory restructuring and reporting and operational management. The Board of Directors has determined that Mr. Cantwell meets the qualification guidelines as an “audit committee financial expert” as defined by the SEC rules.  Mr. Cantwell is Chairman of the Audit Committee and serves on the Compensation Committee.

Tom Wilkinson
Chief Executive Officer, Xplore Technologies

Mr. Wilkinson is the former Chief Executive Officer of Xplore Technologies Corp. (NASDAQ:XPLR) which was sold to Zebra Technologies in August 2018 at a significant premium.  Prior to becoming the Chief Executive Officer, Mr. Wilkinson served as the Chief Financial Officer of this international rugged tablet company. Prior to his tenure at Xplore, he served as Chief Financial Officer for Amherst Holdings, a financial services company focused on real estate and real estate financing.  In this role, Mr. Wilkinson took part in the successful sale of Amherst’s broker dealer subsidiary, significant capital generation for new strategies and the spin-off of one of the largest single-family equity businesses in the United States.  Mr. Wilkinson was the co-founder and Managing Partner of PMB Helin Donovan, a multi-office regional accounting firm where he led the growth of the firm both organically and through acquisition to one of the top 200 firms in the United States.  His clients included a large number of US Public Companies and international businesses.

Mr. Wilkinson has brought to our Board significant financial experience, as well as mergers and acquisitions, international business and executive compensation expertise after joining the Board and becoming Chairman of the Compensation Committee in October 2018. He has both Master’s and Bachelor’s degrees from the University of Texas and is a Certified Public Accountant in Texas and Colorado. The Board of Directors has determined that Mr. Wilkinson meets the qualification guidelines as an “audit committee financial expert” as defined by the SEC rules.  Mr. Wilkinson is Chairman of the Compensation Committee and serves on the Audit Committee and the Corporate Governance and Nominating Committee.

Director Independence and Financial Experts

The Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee charters require that each member meet: (i) all applicable criteria defining “independence” that may be prescribed from time to time under NASDAQ Listing Rule 5605(a)(2), Rule 10A-(3) under the Securities Exchange Act of 1934 and other related rules and listing standards, (ii) the criteria for a “non-employee director” within the meaning of Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934, and (iii) the criteria for an “outside director” within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code.

The Company’s Board of Directors also annually makes an affirmative determination that all such “independence” standards have been and continue to be met by the independent directors and members of each of the three committees, that each director qualifying as independent is neither an officer nor an employee of Astrotech or any of its subsidiaries nor an individual that has any relationship with Astrotech or any of its subsidiaries, or with management (either directly or as a partner, shareholder or officer of an entity that has such a relationship) which, in the Board of Directors’ opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, a director is presumptively considered not independent if:

•	The director, at any time within the past three years, was employed by Astrotech or any of its subsidiaries;
•

The director or a family member received payments from Astrotech or any of its subsidiaries in excess of $120,000 during any period of twelve consecutive months within the preceding three years (other than for Board or Committee service, from investments in the Company’s securities or from certain other qualifying exceptions);

•

The director is, or has a family member who is, a partner, an executive officer or controlling shareholder of any entity to which Astrotech made to or received from payments for property or services in the current or in any of the prior three years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more (other than, with other minor exceptions, payments arising solely from investments in the Company’s securities);

•	The director is, or has a family member who is, employed as an executive officer of Astrotech or any of its subsidiaries any time within the prior three years;
•

The director is, or has a family member who is, employed as an executive officer of another entity where at any time within the prior three years any of Astrotech’s officers served on the compensation committee of the other entity; or

•

The director is, or has a family member who is, a current partner of Astrotech Corporation’s independent auditing firm, or was a partner or employee of that firm who worked on the Company’s audit at any time during the prior three years.

The Board of Directors has determined each of the following directors and director nominees to be an “independent director” as such term is defined by Rule 5605(a)(2) of the NASDAQ Listing Rules: Mark Adams, Daniel T. Russler, Jr., Ronald W. Cantwell, and Tom Wilkinson.

The Board of Directors has also determined that each member of the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee during the past fiscal year and the proposed nominees for the upcoming fiscal year meets the independence requirements applicable to those Committees prescribed by NASDAQ and SEC rules.

Certain Relationships and Related Transactions

For fiscal year 2018, there were no transactions or series of similar transactions to which we were a party, and there is currently no proposed transactions or series of similar transactions to which we will be a party, in which the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related person had or will have a direct or indirect material interest.

Executive Officers and Key Employees of the Company Who Are Not Nominees

Set forth below is a summary of the background and business experience of the executive officers of the Company who are not also nominees of the Board of Directors as of June 30, 2018:

Eric N. Stober
Chief Financial Officer, Treasurer and Secretary

Eric Stober joined Astrotech Corporation in 2008 and was promoted to Chief Financial Officer, Treasurer and Secretary in 2013. Mr. Stober brings significant experience in private equity, finance and business start-ups. Prior to joining Astrotech Corporation, he worked at the private equity firm Virtus Financial Group analyzing prospective middle market investments. Additionally, Mr. Stober founded or co-founded several companies, including a web advertising company, a small business tax and financial advisory firm, a sports-based media and entertainment company, and a service provider sourcing company. He has also helped numerous companies raise start-up or growth capital. Mr. Stober began his professional career working for both The Ayco Company, a subsidiary of Goldman Sachs Company (NYSE: GS), and Lehman Brothers (formerly NYSE: LEH), where he helped wealthy individuals and families manage their investments, taxes, insurance, estate plans, and compensation and benefits.

Mr. Stober has an MBA from the McCombs School of Business at the University of Texas where he was the President of the MBA Entrepreneur Society. He also has an undergraduate degree in Finance from the University of Illinois where he graduated with honors.

Rajesh Mellacheruvu
Vice President and Chief Operating Officer

Rajesh Mellacheruvu has been Vice President and Chief Operating Officer of the Company since February 2015. Prior to joining the Company, Mr. Mellacheruvu was the Managing Director of Noumenon Consulting, Inc., providing consultant services on product strategy, management and business operation to 1st Detect Corporation, a subsidiary of the Company, since 2013. Mr. Mellacheruvu was previously employed by ClearCube Technology, Inc. as Vice President of Products Development and Strategy, Omega Band as an Engineer, and Advance Micro Devices as a Product Development Engineer.

Mr. Mellacheruvu has an MBA in Business Strategy and Finance from Kellogg School of Management at Northwestern University, a Masters in Electrical Engineering from Texas A&M University and a Bachelor’s degree in Electronics and Communication Engineering from Osmania University.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL SHAREHOLDERS

The following table sets forth as of October 24, 2018 certain information regarding the beneficial ownership of outstanding Common Stock held by (i) each person known by the Company to be a beneficial owner of more than 5% of any outstanding class of the Company’s capital stock, (ii) each of the Company’s directors and director nominees, (iii) the Company’s Chief Executive Officer and two most highly compensated executive officers at the end of the Company’s last completed fiscal year, and (iv) all directors and executive officers of the Company as a group. Unless otherwise described below, each of the persons listed in the table below has sole voting and investment power with respect to the shares indicated as beneficially owned by each party.

Name and Address of Beneficial Owners	Shares of Common Stock (#)	Unvested Restricted Stock Grants (#)	Shares Subject to Options Exercisable Within 60 Days of June 30, 2018	Total Number of Shares Beneficially Owned	Percentage of Class (1)
Certain Beneficial Owners
Huckleberry Investments LLP (2)	537,377	—	—	537,377	11.9%
Winn Interests, Ltd. (6)	523,386	—	—	523,386	11.6%
Non-Employee Directors: (3)
Mark Adams	108,003	—	17,666	125,669	2.8%
Daniel T. Russler	15,800	—	13,666	29,466	*
Ronald W. Cantwell	8,333	1,666	2,666	12,665	*
Tom Wilkinson (4)	—	—	—	-	*
Named Executive Officers: (3)
Thomas B. Pickens III (5)	696,401	—	55,833	752,234	16.7%
Eric Stober	93,295	—	11,466	104,761	2.3%
Rajesh Mellacheruvu	38,199	—	50,557	88,756	2.0%
All Directors and Executive Officers as a Group (7 persons)	960,031	1,666	151,854	1,113,551	23.9%

*Indicates beneficial ownership of less than 1% of the outstanding shares of common stock.

1.

Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the number and percentage owned by any other person listed. As of October 24, 2018, we had 4,505,019 shares of common stock outstanding.

2.

Information based on Form 13G/A filed with the SEC by Huckleberry Investments LLP on January 20, 2015. Huckleberry Investments LLP, is a fund manager based in the United Kingdom with its principal business conducted at 103 Mount Street, 1st Floor, London W1G 7HQ, UK.

3.	The applicable address for all non-employee directors and named executive officers is c/o Astrotech Corporation, 201 W. 5th Street, Suite 1275, Austin, Texas 78701.
4.	Mr. Wilkinson was appointed to the Board on October 2, 2018.
5.

Mr. Pickens owns 866,950 shares of series B convertible preferred stock, par value $0.001 per share (“Preferred Shares”), of the Company. The Preferred Shares have no voting rights and will only become convertible into shares of common stock upon receipt of shareholder approval in accordance with NASDAQ Listing Rule 5635(b).

6.

Information based on Form 13G filed with the SEC by Winn Interests, Ltd. on October 19, 2018. Winn Interests Ltd., is a Texas partnership with its principal business conducted at 800 N. Shoreline 1900 N. Tower, Corpus Christi, TX 78401-3700.

1.

EXECUTIVE COMPENSATION

The following table and footnotes provide information on compensation for the services of our Named Executive Officers (“NEOs”) for fiscal year 2018 and, where required, fiscal year 2017.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Options ($)(3)	All Other Compensation ($)(4)	Total ($)
Thomas B. Pickens III;	2018	471,607	—	—	—	24,897	496,504
Chief Executive Officer	2017	464,170	116,417	—	177,057	16,835	774,479

Eric N. Stober;	2018	287,596	—	—	—	13,721	301,317
Chief Financial Officer	2017	290,768	61,683	409,741	94,750	14,062	871,004

Rajesh Mellacheruvu;	2018	266,071	—	—	6,367	3,892	276,330
Chief Operating Officer	2017	269,005	57,066	367,610	121,616	8,335	823,632

1.

Mr. Pickens was awarded $116,417 for performance in fiscal year 2017, paid in September 2017. Mr. Stober was awarded $61,683 for performance in fiscal year 2017, paid in September 2017. Mr. Mellacheruvu was awarded $57,066 for performance in fiscal year 2017, paid in September 2017.

2.

The amounts in this column include both stock grants and restricted stock awards for the executives. On August 12, 2016, Mr. Stober was granted 55,217 shares of restricted stock and Mr. Mellacheruvu was granted 45,951 shares of restricted stock. These restricted stock awards were fully vested at the time of grant.

3.

The amounts reported represent the aggregate grant date fair market value of the stock-based and stock option awards granted as computed in accordance with FASB ASC Topic 718. See Note 11 on Form 10-K filed with the SEC on September 25, 2018 for assumptions underlying the valuation of Stock Based Awards and the Stock Options. On May 9, 2017, Mr. Pickens was awarded 40,000 options, Mr. Stober was awarded 20,000 options, and Mr. Mellacheruvu was awarded 25,671 options. These options vest over a three-year period. No options were awarded during fiscal year 2018. On February 12, 2018 the Compensation Committee decided to reprice options granted April 7, 2015. The original strike price was $16.00; the amended strike price is $2.83. As a result, Mr. Mellacheruvu had $6,367 of additional compensation due to the repricing of these options.

4.

The amounts in this column include the following: supplemental disability insurance premiums, cellular telephone service allowances, matching contributions under our 401(k) savings plan, and payments associated with a car allowance for Mr. Pickens.

Employment Agreements

The Company entered into an employment agreement with Mr. Pickens on October 6, 2008, which sets forth, among other things, Mr. Pickens’ minimum base salary, bonus opportunities, provisions with respect to certain payments, and other benefits upon termination of employment under certain circumstances such as without “Cause,” “Good Reason” or in event of a “Change in Control” of the Company. Please see Potential Payments Upon Termination or Change in Control for a description of such provisions. Pursuant to the employment agreement between the Company and Mr. Pickens, his required minimum annual base salary is $360,000. He is eligible for short-term cash incentives, as are all employees of the Company.  None of the other NEOs are party to an employment agreement.

Cash Bonus Awards

During fiscal year 2017, the Compensation Committee awarded bonuses to directors, NEOs, and employees in recognition of individual performance. Each NEO’s maximum bonus was an amount equal to 50% of his annual base salary, subject to Compensation Committee discretion. During fiscal year 2018, no cash bonus awards were given to the NEOs.

Long-Term Equity Compensation Awards

The Compensation Committee has the authority to grant equity compensation awards under our Astrotech 2008 Stock Incentive Plan (the “2008 Stock Incentive Plan”) and the 2011 Stock Incentive Plan (the “2011 Stock Incentive Plan”).

Summary of the 2008 Stock Incentive Plan

The 2008 Stock Incentive Plan permits the discretionary award of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and incentive awards.

Any employee or consultant of the Company (or its subsidiaries) or a director of the Company who, in the opinion of the Compensation Committee, is in a position to contribute to the growth, development or financial success of the Company, is eligible to participate in the 2008 Stock Incentive Plan. In any calendar year, no covered employee described in Section 162(m) of the Internal Revenue Code may be granted (in the case of stock options and stock appreciation rights), or have vest (in the case of restricted stock or other stock-based awards), awards relating to more than 600,000 shares of Common Stock, and the maximum aggregate cash payout with respect to incentive awards paid in cash to such covered employees may not exceed $25,000,000.

The maximum number of shares of the Company’s Common Stock, $0.001 par value per share, that may be delivered pursuant to awards granted under the 2008 Stock Incentive Plan is 1,100,000 shares of Common Stock. Any shares subject to an award under the 2008 Stock Incentive Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise canceled in a manner such that the shares of common stock covered by such award are not issued may again be used for awards under the 2008 Stock Incentive Plan. A maximum of 1,100,000 shares of common stock may be issued upon exercise of incentive stock options. The maximum number of shares deliverable pursuant to awards granted under the 2008 Stock Incentive Plan is subject to adjustment by the Compensation Committee in the event of certain dilutive changes in the number of outstanding shares. Under the 2008 Stock Incentive Plan, the Company may issue authorized but unissued shares, treasury shares, or shares purchased by the Company on the open market or otherwise. In addition, the number of shares of common stock available for future awards is reduced by the net number of shares issued pursuant to an award.

Our Board of Directors last approved the amended and restated 2008 Stock Incentive Plan on April 7, 2015 during a Board of Directors meeting.

Summary of the 2011 Stock Incentive Plan

The 2011 Stock Incentive Plan permits the discretionary award of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and incentive awards.

Any employee or consultant of the Company (or its subsidiary) or a director of the Company who, in the opinion of the Compensation Committee, is in a position to contribute to the growth, development or financial success of the Company, is eligible to participate in the 2011 Stock Incentive Plan. In any calendar year, no covered employee described in Section 162(m) of the Internal Revenue Code may be granted (in the case of stock options and stock appreciation rights), or have vest (in the case of restricted stock or other stock-based awards), awards relating to more than 160,000 shares of Common Stock, and the maximum aggregate cash payout with respect to incentive awards paid in cash to such covered employees may not exceed $5,000,000.

The maximum number of shares of the Company’s Common Stock that may be delivered pursuant to awards granted under the 2011 Stock Incentive Plan is 975,000 shares of Common Stock. Any shares subject to an award under the 2011 Stock Incentive Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise canceled in a manner such that the shares of common stock covered by such award are not issued may again be used for awards under the 2011 Stock Incentive Plan. A maximum of 975,000 shares of Common Stock may be issued upon exercise of incentive stock options. The maximum number of shares deliverable pursuant to awards granted under the 2011 Stock Incentive Plan is subject to adjustment by the Compensation Committee in the event of certain dilutive changes in the number of outstanding shares. Under the 2011 Stock Incentive Plan, the Company may issue authorized but unissued shares, treasury shares, or shares purchased by the Company on the open market or otherwise. In addition, the number of shares of common stock available for future awards is reduced by the net number of shares issued pursuant to an award.

On October 12, 2017, the Board of Directors approved an amendment to the 2011 Stock Incentive Plan to increase the aggregate number of shares of our common stock available under the 2011 Stock Incentive Plan by an additional 225,000 shares of Common Stock. This increased the number of shares of the Company’s Common Stock that may be delivered pursuant to awards granted under the 2011 Stock Incentive Plan from 750,000 to 975,000 shares. Our stockholders approved the amendment at last year’s annual meeting. Pursuant to Proposal 3, we have asked stockholders to increase the maximum number of shares of the Company’s Common Stock that may be delivered pursuant to awards granted under the 2011 Stock Incentive Plan to 1,512,197 shares of Common Stock.

Equity Compensation Plan Information

The following table summarizes information, as of June 30, 2018, regarding our equity compensation plans pursuant to which grants of stock options, restricted stock, and other rights to acquire shares of the Company’s Common Stock may be granted from time to time.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders:
2008 Stock Incentive Plan	46,750	$2.89	—
2011 Stock Incentive Plan	314,378	$5.22	243,677
Equity compensation plans not approved by security holders:
None	—	$ —	—
Total	361,128	$4.92	243,677

Outstanding Equity Awards at the End of Fiscal Year 2018

The following table shows certain information about equity awards as of June 30, 2018:

	Option Awards (1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(2)	Number of Securities Underlying Unexercised & Unearned Options (#)(3)	Option Exercise Price ($)	Expiration Date	Number of Shares Not Yet Vested (#)	Market Value of Shares Not Yet Vested at Grant Date ($)
Thomas B. Pickens III	22,500	—	3.55	09/13/21	—	—
	20,000	—	6.00	08/21/22	—	—
	13,333	26,667	5.85	05/09/27	—	—
Eric N. Stober	2,800	—	3.55	09/13/21	—	—
	2,000	—	6.00	08/21/22	—	—
	6,666	13,334	5.30	05/09/27	—	—
Rajesh Mellacheruvu	8,000	—	2.83	04/07/25	—	—
	34,000	—	7.50	02/17/26	—	—
	8,557	17,114	5.30	05/09/27	—	—

1.	All exercisable options will expire 90 days after the date of employee’s termination.
2.

Options granted on September 13, 2011 and August 21, 2012 vested upon the Company’s common stock achieving a closing price of $1.50 on October 21, 2013. These options expire 10 years from the grant date.

3.	Options granted vest in equal annual installments over a three-year period subject to the NEO’s continuous employment with the Company.

The following table provides information with respect to the vesting of each NEO’s outstanding exercisable options:

Schedule of Vested Astrotech Stock Option Grants	Amount Vested (#)
Thomas B. Pickens III	55,833
Eric N. Stober	11,466
Rajesh Mellacheruvu	50,557

401(k) Savings Plan

We maintain a tax-qualified retirement plan that provides eligible employees, including NEOs, with an opportunity to save for retirement on a tax advantaged basis. All participants’ interests in their deferrals are 100% vested when contributed. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Currently, the Company makes a matching contribution equal to 100% of the first 5% of the compensation a participant contributes to the 401(k) plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan, and all contributions, if any, are deductible by the Company when made. The 401(k) plan does not promise any guaranteed minimum returns or above-market returns; the investment returns are dependent upon actual investment results. Accordingly, when determining annual compensation for executive officers, the Company does not consider the individuals’ retirement plan balances and payout projections.

Potential Payments Upon Termination or Change in Control

As noted above, the Company has entered into an employment agreement with Mr. Pickens that provides for payments and other benefits in connection with termination of his employment for a qualifying event or circumstance and for enhanced payments in connection with such termination after a Change in Control (as defined below). A description of the terms with respect to each of these types of terminations follows.

Termination other than after a Change in Control

The employment agreement provides for payments of certain benefits upon the termination of the employment of the NEO. The NEO’s rights upon termination of his employment depends upon the circumstances of the termination. For purposes of the employment agreement, Mr. Pickens’ employment may be terminated at any time by the Company upon any of the following:

•	Death of the NEO;
•	In the event of physical or mental disability where the NEO is unable to perform his duties;
•

For Cause or Material Breach where Cause is defined as conviction of certain crimes and/or felonies, and Material Breach is defined to include certain specified failures of the NEO to perform duties or uphold fiduciary responsibilities; or

•	Otherwise at the discretion of the Company and subject to the termination obligations set forth in the employment agreement.

The NEO may terminate his employment at any time upon any of the following:

•	Death of the NEO;
•	In the event of physical or mental disability where the NEO is unable to perform his duties;
•	The Company’s material reduction in the NEO’s authority, perquisites, position, title or responsibilities or other actions that would give the NEO the right to resign for “Good Reason;” or
•	Otherwise at the discretion of the NEO and subject to the termination obligations set forth in the employment agreement.

Termination after a Change in Control

A termination after a Change in Control is similar to the severance provisions described above, except that Mr. Pickens becomes entitled to benefits under these provisions only if his employment is terminated within twelve months following a Change in Control. A Change in Control for this purpose is defined to mean (i) the acquisition by any person or entity of the beneficial ownership of securities representing 50% or more of the outstanding securities of the Company having the right under ordinary circumstances to vote at an election of the Board of Directors of the Company; (ii) the date on which the majority of the members of the Board of Directors of the Company consists of persons other than directors nominated by a majority of the directors on the Board of Directors at the time of their election; and (iii) the consummation of certain types of transactions, including mergers and the sale or other disposition of all, or substantially all, of the Company’s assets.

As with the severance provisions described above, the rights to which the NEO is entitled under the Change in Control provisions upon a termination of employment are dependent on the circumstances of the termination. The definitions of Cause and other reasons for termination are the same in this termination scenario as in a termination other than after a Change in Control.

DIRECTOR COMPENSATION

Overview

Astrotech’s director compensation program consists of cash-based as well as equity-based compensation. The Board of Directors recognizes that cash compensation is an integral part of the compensation program and has instituted a fixed and variable fee structure to provide compensation relative to the required time commitment of each director. The equity component of Astrotech’s director compensation program is designed to build an ownership stake in the Company while conveying an incentive to directors relative to the returns recognized by our shareholders.

Cash-Based Compensation

The Company’s directors, other than the Chairman of each the Audit, Compensation, and Corporate Governance and Nominating Committees, receive an annual stipend of $40,000. The Chairman of the Audit Committee receives an annual stipend of $55,000, the Chairman of the Compensation Committee receives an annual stipend of $47,500, and the Chairman of the Corporate Governance and Nominating Committee receives an annual stipend of $45,000, recognizing the additional duties and responsibilities of each of those roles. These stipends are generally paid on a biannual basis.

In addition, each non-employee director receives a meeting fee of $4,000 for each meeting of the Board of Directors attended by such director in person and $1,500 by conference call.

The Chairman of the Audit Committee receives $1,250 for attendance at Audit Committee meetings in person or by conference call; all other members of the Audit Committee receive $1,000 for attendance at meetings in person or by conference call. The Chairman of the Compensation Committee receives $1,000 for attendance at Compensation Committee meetings in person or by conference call; all other members of the Compensation Committee receive $750 for attendance at meetings in person or by conference call. The Chairman of the Corporate Governance and Nominating Committee receives $1,000 for attendance at Corporate Governance and Nominating Committee meetings in person or by conference call; all other members of the Corporate Governance and Nominating Committee receive $750 for attendance at meetings in person or by conference call. All directors are reimbursed ordinary and reasonable expenses incurred in exercising their responsibilities in accordance with the Business Expense Reimbursement policy applicable to all employees of the Company.

Equity-Based Compensation

Under provisions adopted by the Board of Directors, each non-employee director receives 5,000 shares of restricted Common Stock issued upon his first election to the Board of Directors, subject to board discretion. Other stock awards are given to the directors at the discretion of the Compensation Committee. Restricted stock and stock options granted typically terminate in 10 years. Already vested shares do not expire upon termination of the director’s term on the Board of Directors.

Pension and Benefits

The non-employee directors are not eligible to participate in the Company’s benefits plans, including the 401(k) plan.

Indemnification Agreements

The Company is party to indemnification agreements with each of its directors and executive officers that require the Company to indemnify the directors and executive officers to the fullest extent permitted by Delaware state law. The Company’s Certificate of Incorporation also require the Company to indemnify both the directors and executive officers of the Company to the fullest extent permitted by Delaware state law.

Fiscal Year 2018 Non-Employee Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Mark Adams	49,250	7,881	57,131
Sha-Chelle Manning (1)	62,500	7,881	70,381
Daniel T. Russler, Jr.	60,000	7,881	67,881
Ronald W. Cantwell	70,750	53,077	123,827
Michael Humphrey (1)	51,500	53,077	104,577
Total	294,000	129,797	423,797

1.	Ms. Manning and Mr. Humphrey resigned from the Board of Directors on July 1, 2018.

The table below provides the number of outstanding stock options and unvested restricted stock held by each non-employee director as of June 30, 2018.

Name	Aggregate Number of Options Outstanding (#)	Aggregate Number of Unvested Restricted Stock Shares Outstanding (#)
Mark Adams	26,000	3,334
Sha-Chelle Manning (1)	17,000	3,334
Daniel T. Russler, Jr.	17,000	3,334
Ronald W. Cantwell	8,000	5,334
Michael Humphrey (1)	8,000	5,334
Total	76,000	20,670

1.  Ms. Manning and Mr. Humphrey resigned from the Board of Directors on July 1, 2018, at which time, their remaining unvested restricted stock shares were canceled.

PROPOSAL 2 – RATIFICATION OF INDEPENDENT AUDITOR

On April 1, 2015, the Astrotech Audit Committee engaged BDO USA, LLP as independent auditor for the fiscal year ended June 30, 2015. With regards to this proposal, the Board of Directors is requesting the shareholders to ratify the appointment of BDO USA, LLP as the Company’s independent auditor for the fiscal year ending June 30, 2019. The ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm for fiscal year 2019 requires the affirmative vote of a majority of the total number of votes cast at the Annual Meeting by the holders of shares of our Common Stock.

Ratification Requirements and Governance

There is no requirement that the Company submit the appointment of independent auditors to shareholders for ratification or for the appointed auditors to be terminated if the ratification fails, but Astrotech believes that it is sound corporate governance to submit the matter to shareholder vote. The Sarbanes-Oxley Act of 2002 states the Audit Committee is solely responsible for the appointment, compensation, and oversight of the independent auditor. As such, the Audit Committee may consider the appointment of other Independent Registered Public Accounting Firm if the shareholders choose not to ratify the appointment of BDO USA, LLP. Additionally, the Audit Committee may terminate the appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm without the approval of the shareholders whenever the Audit Committee deems such termination appropriate.

Independence

In making its recommendation to ratify the appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2019, the Audit Committee has considered whether the provision of non-audit services by BDO USA, LLP is compatible with maintaining the independence of BDO USA, LLP. Although BDO USA, LLP is engaged to provide tax preparation work, the Audit Committee believes the non-audit services provided do not hinder their independence to Astrotech.

Annual Meeting Representation

Representatives of BDO USA, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions from the shareholders present.

Audit Committee Pre-Approval Policy

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of BDO USA, LLP, the Company’s Independent Registered Public Accounting Firm. The Audit Committee’s policy requires the pre-approval of all audit and permissible non-audit services to be provided by independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. The policy, as amended, provides for the general pre-approval of specific types of services and gives detailed guidance to management as to the specific audit, audit-related, and tax services that are eligible for general pre-approval. For both audit and non-audit pre-approvals, the Audit Committee will consider whether such services are consistent with applicable law and SEC rules and regulations concerning auditor independence.

The policy delegates to the Chairman of the Audit Committee the authority to grant certain specific pre-approvals, provided that the Chairman of the Audit Committee is required to report the granting of any pre-approvals to the Audit Committee at its next regularly scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve services performed by the independent auditors.

Requests for pre-approval of services must be detailed as to the particular services proposed to be provided and are to be submitted by the CFO. Each request generally must include a detailed description of the type and scope of services, a proposed staffing plan, a budget of the proposed fees for such services, and a general timetable for the performance of such services.

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements, for the review of the interim condensed consolidated financial statements included in quarterly reports, services that are normally provided by BDO USA, LLP in connection with statutory and regulatory filings or engagements and attest services, except those not required by statute or regulation. The aggregate fees billed for the fiscal year 2018 for professional services rendered by BDO USA, LLP was $174,837. The aggregate fees billed for the fiscal year 2017 for professional services rendered by BDO USA, LLP was $176,512.

Audit-Related Fees

There were no audit-related fees billed by or to be billed by BDO USA, LLP for the fiscal years ended June 30, 2018 and 2017.

Tax Fees

Tax fees consist of tax compliance and preparation and other tax services. Tax compliance and preparation consist of fees billed for professional services related to federal and state tax compliance and assistance with tax return preparation. This fee includes services charged related to our R&D tax credits. The aggregate fees billed for the fiscal year 2018 for professional services rendered by BDO USA, LLP was $16,255. The aggregate fees billed for the fiscal year 2017 for professional services rendered by BDO USA, LLP was $40,178.

All Other Fees

The Company paid no other fees to BDO USA, LLP during the fiscal years 2018 and 2017.

Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2019.

PROPOSAL 3 – APPROVAL OF AMENDMENT TO ASTROTECH CORPORATION

2011 STOCK INCENTIVE PLAN TO INCREASE THE AUTHORIZED SHARES AND TO EXTEND THE TERM OF THE PLAN

Description of the Proposed Amendment

The Board of Directors, the Compensation Committee, and Astrotech’s management believe that the use of stock-based compensation aligns the long-term interests of management and shareholders by providing incentives to employees who foster the innovation and entrepreneurial spirit which drives our business strategy and our execution.

In 2011, the Board of Directors adopted and shareholders approved the 2011 Stock Incentive Plan. On October 12, 2017, the Board of Directors approved an amendment to the 2011 Stock Incentive Plan to increase the aggregate number of shares of our common stock available under the 2011 Stock Incentive Plan by an additional 225,000 shares of Common Stock. This increased the number of shares of the Company’s Common Stock that may be delivered pursuant to awards granted under the 2011 Stock Incentive Plan from 750,000 to 975,000 shares. Our stockholders approved the amendment at last year’s annual meeting. On October 26, 2018, the Board of Directors approved an amendment to the 2011 Stock Incentive Plan to increase the aggregate number of shares of our common stock available under the 2011 Stock Incentive Plan by an additional 537,197 shares of Common Stock. This will increase the number of shares of the Company’s Common Stock that may be delivered pursuant to awards granted under the 2011 Stock Incentive Plan from 975,000 to 1,512,197 shares.

On October 26, 2018, the Board of Directors approved an amendment to the 2011 Stock Incentive Plan to extend the term of the 2011 Stock Incentive Plan by five years, from March 4, 2021 to March 4, 2026.

If approved by the Company’s shareholders, the amendments will be effective on December 7, 2018, the date of the annual meeting.

Description of the 2011 Stock Incentive Plan

The principal features of the 2011 Stock Incentive Plan as of the date of this Proxy Statement are summarized below. This summary does not contain all the information that may be important to you. A copy of the proposed amendment to increase the number of shares is included as Appendix A to this Proxy Statement and a copy of the complete text of the 2011 Stock Incentive Plan as in effect prior to the amendment is included as Appendix B to this Proxy Statement. The following description is qualified in its entirety by reference to the text of the 2011 Stock Incentive Plan, as amended, as it is proposed to be further amended. You are urged to read the 2011 Stock Incentive Plan in its entirety.

Administration.   The 2011 Stock Incentive Plan is administered by the Compensation Committee of the Board of Directors. Subject to the terms of the 2011 Stock Incentive Plan, the Compensation Committee has the power to select the persons eligible to receive awards under the 2011 Stock Incentive Plan, the type and amount of incentive awards to be awarded, and the terms and conditions of such awards. The Compensation Committee may delegate its authority under the 2011 Stock Incentive Plan described in the preceding sentence to officers of the Company, but may not delegate its authority to grant awards under the 2011 Stock Incentive Plan or take any action in contravention of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or the performance-based compensation exception under Section 162(m) of the Internal Revenue Code. The Compensation Committee also has the authority to interpret the 2011 Stock Incentive Plan, and to establish, amend or waive rules necessary or appropriate for the administration of the 2011 Stock Incentive Plan.

Eligibility.   Any employee or consultant of the Company (or its subsidiary) or a director of the Company who, in the opinion of the Compensation Committee, is in a position to contribute to the growth, development or financial success of the Company, is eligible to participate in the 2011 Stock Incentive Plan. In any calendar year, no covered employee described in Section 162(m) of the Internal Revenue Code may be granted (in the case of stock options and stock appreciation rights), or have vest (in the case of restricted stock or other stock-based awards), awards relating to more than 160,000 shares of Common Stock, and the maximum aggregate cash payout with respect to incentive awards paid in cash to such covered employees may not exceed $5,000,000. As of the date of this proxy, no allocations of future awards have been made or considered by the Compensation Committee.

Shares Subject to the 2011 Stock Incentive Plan.   The maximum number of shares of the Company’s common stock, that may be delivered pursuant to awards granted under the 2011 Stock Incentive Plan as proposed to be amended is 1,512,197 shares of common stock. Any shares subject to an award under the 2011 Stock Incentive Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise cancelled in a manner such that the shares of common stock covered by such award are not issued may again be used for awards under the 2011 Stock Incentive Plan. A maximum of 375,000 shares of common stock may be issued upon exercise of incentive stock options. The maximum number of shares deliverable pursuant to awards granted under the 2011 Stock Incentive Plan is subject to adjustment by the Compensation Committee in the event of certain dilutive changes in the number of outstanding shares. Under the 2011 Stock Incentive Plan, the Company may issue authorized but unissued shares, treasury shares, or shares purchased by the Company on the open market or otherwise. In addition, the number of shares of common stock available for future awards is reduced by the net number of shares issued pursuant to an award.

Limited Transferability of Awards.   Awards granted under the 2011 Stock Incentive Plan may not be sold, transferred, pledged or assigned, except by will or the laws of descent and distribution or a qualified domestic relations order. However, the Compensation Committee may, in its discretion, authorize in the applicable award agreement the transfer, without consideration, of all or a portion of a nonstatutory stock option for the benefit of immediate family members.

Amendment of the 2011 Stock Incentive Plan.   The Board of Directors has the power and authority to terminate or amend the 2011 Stock Incentive Plan at any time; provided, however, the Board may not, without the approval of shareholders: (i) other than as a result of a dilutive event, increase the maximum number of shares which may be issued under the 2011 Stock Incentive Plan; (ii) amend the requirements as to the class of employees eligible to receive common stock under the 2011 Stock Incentive Plan; (iii) extend the term of the 2011 Stock Incentive Plan; (iv) increase the maximum limits on awards to covered employees as set for compliance with Section 162(m) of the Internal Revenue Code; or (v) decrease the authority granted to the Compensation Committee under the 2011 Stock Incentive Plan in contravention of Rule 16b-3 under the Securities Exchange Act of 1934.

In addition, to the extent that the Compensation Committee determines that the listing requirements of any national securities exchange or quotation system on which the Company’s common stock is then listed or quoted, or the Internal Revenue Code or regulations promulgated thereunder, require Shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages, the 2011 Stock Incentive Plan will not be amended without approval of the Company’s Shareholders. No amendment to the 2011 Stock Incentive Plan may adversely affect, in any material way, any rights of a holder of an outstanding award under the 2011 Stock Incentive Plan without such holder’s consent.

Change in Control.   Unless provided otherwise in the applicable award agreement, in the event of a change in control, all outstanding awards shall become 100% vested, free of all restrictions, immediately and fully exercisable, and deemed earned in full and payable as of the day immediately preceding the change in control. A “change in control” generally means the occurrence of any one or more of the following events:

•	The acquisition by any individual, entity or group of beneficial ownership of 50% or more of the Company’s common stock or combined voting power;
•

Individuals who constitute the Board of Directors of the Company as of the effective date of the 2011 Stock Incentive Plan, or successors to such members approved by the then Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors;

•	Approval by the Shareholders of the Company of a merger or the sale or other disposition of all or substantially all of the assets of the Company; or
•	The adoption of any plan or proposal for the liquidation or dissolution of the Company.

Award Agreements and Term.   All awards under the 2011 Stock Incentive Plan will be authorized by the Compensation Committee and evidenced by an award agreement setting forth the type of incentive being granted, the vesting schedule, and other terms and conditions of exercisability. No stock options may be exercisable for more than ten years from the date of grant, or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than ten percent of the Company’s common stock, five years from the date of grant. In no event may awards be granted after the expiration of ten years from the effective date of the 2011 Stock Incentive Plan, or fifteen years from the effective date of the 2011 Stock Incentive Plan, if this proposal is approved.

Stock Options.   A grant of stock options entitles a participant to purchase from the Company a specified number of shares of common stock at a specified price per share. In the discretion of the Compensation Committee, stock options may be granted as non-statutory stock options or incentive stock options, but incentive stock options may only be granted to employees. The exercise price of each stock option is set by the Compensation Committee, but all stock options granted under the 2011 Stock Incentive Plan must have an exercise price that is equal to or greater than 100% of the market value as of the grant date of the shares covered by the option (except as described in this paragraph). The 2011 Stock Incentive Plan does not allow “discounted” stock options. Thus, an individual would be able to profit from an option only if the fair market value of the Company’s common stock increases after the option is granted and vests. An exception may be made only for options that the

Company grants to substitute for options held by employees of companies that the Company acquires, in which case the exercise price preserves the economic value of the employee’s cancelled stock option from his or her former employer.

An option cannot be exercised until it vests. The Compensation Committee establishes the vesting schedule at the time the option is granted. Vesting typically requires continued employment or service by the participant for a period of years. A vested option may be exercised only before it expires. In general, options expire ten years after grant date.

The aggregate fair market value of the common stock with respect to which incentive stock options become first exercisable by any participant during any calendar year cannot exceed $100,000. The purchase price per share of common stock which may be purchased under an incentive stock option must be at least equal to the fair market value of the Company’s common stock as of the grant date or, if the incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the Company’s common stock, 110% of the fair market value of the common stock on the grant date.

The exercise price for shares of common stock acquired on exercise of a stock option must be made in full at the time of the exercise. Payment may be paid in cash, or, if approved by the Compensation Committee, delivery of shares of the Company’s common stock that have been held by the optionee with a fair market value equal to the exercise price of the stock option, the withholding of shares that would otherwise be issuable upon exercise, participation in a broker-assisted “cashless exercise” arrangement, or payment of any other form of consideration acceptable to the Compensation Committee.

Stock Appreciation Rights (SARs).   SARs are awards that are subject to vesting and payment of an exercise price, which provide a participant the right to receive an amount of money equal to (1) the number of shares exercised, (2) times the amount by which the then-current value of the Company’s common stock exceeds the exercise price. The exercise price cannot be less than 100% of the fair market value of the common stock on the grant date. Thus, an individual would be able to profit from an SAR only if the fair market value of the Company’s common stock increases after the SAR is granted and vests. Each SAR is subject to a vesting schedule established by the Compensation Committee and expires under the same rules that apply to options.

Restricted Stock.   A grant of restricted stock is an award of shares of the Company’s common stock subject to restrictions or limitations set forth in the 2011 Stock Incentive Plan and in the related award agreement. The award agreement for restricted stock will specify the time period during which such award may be subject to forfeiture and any performance goals that must be met to remove any restrictions on such award. Except for limitations on transfer or other limitations set forth in the award agreement, holders of restricted stock have all of the rights of a Shareholder of the Company, including the right to vote the shares, and, if provided in the award agreement, the right to receive any dividends.

Other Awards.   The Compensation Committee may grant to any participant other forms of awards payable in shares of the Company’s common stock or cash. The terms and conditions of such other form of award will be specified in the award agreement. Such awards may be granted for no cash consideration other than services already rendered, or for such other consideration as may be specified by the award agreement.

Performance-Based Awards.   Awards may be granted under the 2011 Stock Incentive Plan that are subject to the attainment of pre-established performance goals over a specified performance period. Performance-based awards may be payable in stock or cash. Performance criteria include (but are not limited to) such measurements as profits, profit-related return ratios, return measures, cash flows, earnings, net sales growth, net earnings or income, gross, operating or net profit margins, productivity ratios, share price, turnover of assets, capital or inventory, expense targets, margins, measures of health, safety or environment, operating efficiency, customer service or satisfaction, market share, credit quality, debt ratios and working capital targets. Performance shares (also referred to as “restricted stock units” or “stock awards”) and performance units result in a payment to the participant in shares or cash, as determined by the Compensation Committee, if the performance goals and/or other vesting criteria (for example, continued service with the Company) set by the Compensation Committee are satisfied. The award agreement for a performance-based award will specify the performance period, the performance goals to be achieved during the performance period, and the maximum or minimum settlement values. Performance shares and performance units that are settled in shares are very similar to awards of restricted stock, except that in the case of performance shares and performance units, any vested shares are not issued until the payment date specified in the award. In the case of an award of restricted stock, the shares are issued promptly after the grant date but are subject to a vesting schedule.

Termination of Employment, Death, Disability and Retirement.   Unless otherwise provided in an award agreement, upon the termination of a participant’s employment the non-vested portions of all outstanding awards will terminate immediately. Subject to different provisions which may be specified in any particular award agreement, the period during which vested awards may be exercised following a termination of employment are described below. If a participant’s employment is terminated for any reason other than as a result of death, disability, retirement or for cause, the vested portion of such award is exercisable for the lesser of the expiration date set forth in the applicable award agreement or 90 days after the date of termination of employment. In the event of the termination of participant’s employment for cause, all vested awards immediately expire. Upon a participant’s retirement, any vested award will expire on the earlier of the expiration date set forth in the award agreement for such award or six months after the date of retirement (three months in the case of incentive stock options). Upon the death or disability of a participant, any vested award will expire on the earlier of the expiration date set forth in the award agreement or the one-year anniversary date of the participant’s death or disability.

U.S. Federal Income Tax Consequences of 2011 Stock Incentive Plan

The following is a general summary, as of the date of this proxy statement, of the United States federal income tax consequences associated with the grant of awards under the 2011 Stock Incentive Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances, thus the tax consequences for any particular individual may be different. Also, this information may not be applicable to any employees of foreign subsidiaries or to participants who are not residents of the United States.

Nonstatutory Stock Options and Stock Appreciation Rights (SARs).   A participant receiving a nonstatutory stock option, or SAR that has been issued with an exercise price not less than the fair market value of the Company’s common stock on the grant date, will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises a nonstatutory stock option or SAR, the difference between the exercise price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. When a participant disposes of shares acquired by the exercise of the option or SAR, any additional gain or loss will be a capital gain or loss.

Incentive Stock Options.   Incentive stock options granted under the 2011 Stock Incentive Plan are intended to meet the requirements of Section 422 of the Internal Revenue Code. A participant receiving a grant of incentive stock options will not recognize taxable income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by the Company (or its subsidiary) or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Company) but the excess of the fair market value of the shares acquired by such exercise over the exercise price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the grant date and one year after the date of transfer of the shares to the participant (i.e., the statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (i.e., a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the exercise price (but not more than the gain on the disposition if it is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company will be entitled to a federal tax deduction in a like amount), and the balance of any gain will be capital gain. To the extent that the aggregate fair market value of stock (determined on the grant date) with respect to which incentive stock options become exercisable for the first time during any calendar year exceeds $100,000, such excess options will be treated as nonstatutory stock options.

Payment Using Shares.   If a participant pays the exercise price of a nonstatutory or incentive stock option with previously-owned shares of the Company’s common stock, and the transaction is not a Disqualifying Disposition of an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a nonstatutory stock option is being exercised. The participant does not recognize income and the Company receives no deduction as a result of the tax-free portion of the exchange transaction.

Restricted Stock, Performance Units and Performance Shares.   A recipient of restricted stock, performance units or performance shares will not have taxable income upon grant. Instead, he or she will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares. For restricted stock only, a recipient may instead elect to be taxed at the time of grant by making an election under Section 83(b) of the Internal Revenue Code. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the vesting date or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and deductible for federal income tax purposes by the Company. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss.

Certain Limitations on Deductibility of Executive Compensation.   With certain exceptions, Section 162(m) of the Internal Revenue Code denies a deduction to a publicly held corporation for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a nonstatutory stock option or stock appreciation right, or the disqualifying disposition of stock purchased pursuant to an incentive stock option). One such exception applies to certain performance-based compensation as described in Section 162(m), provided that such compensation has been approved by Shareholders and certain other requirements are met. If approved by our Shareholders, we believe that the nonstatutory stock options and other performance-based awards granted under the 2011 Stock Incentive Plan should qualify for the performance-based compensation exception to Section 162(m).

Section 409A.   Section 409A of the Internal Revenue Code provides certain new requirements for non-qualified deferred compensation arrangements. These include new requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or after the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form of distribution after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

Awards granted under the 2011 Stock Incentive Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

ERISA

The Company believes that the 2011 Stock Incentive Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The 2011 Stock Incentive Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

Plan Benefits

Any future awards granted to directors, executive officers, and non-executive officer employees under the 2011 Stock Incentive Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time.

In lieu of the foregoing, the following table presents the number of shares of our common stock subject to stock options and the aggregate grant date fair value of such awards granted under the 2011 Stock Incentive Plan during the fiscal year ended June 30, 2018 to our chief executive officer, the other named executive officers, the current executive officers as a group, all non-executive officers and employees as a group and all non-employee directors as a group. As of June 30, 2018, the fair market value of a share of our common stock (as determined by the closing price quoted on the NASDAQ Global Select Market) was $3.10.

Name and Title	Stock Options (#)
Thomas B. Pickens III, Chief Executive Officer	—
Eric Stober, Chief Financial Officer	—
Rajesh Mellacheruvu, Chief Operating Officer	—
All Current Executive Officers as a Group	—
All Non-Executive Officers and Employees as a Group	—
All Non-Employee Directors as a Group	—

The following table sets forth the number of shares subject to stock options previously granted under the 2011 Stock Incentive Plan through June 30, 2018. These share numbers do not take into account the effect of options that have been cancelled or that expired unexercised and do not reflect shares subject to other types of awards that may have been granted to participants under the plan.

Name and Title	Stock Options (#)
Thomas B. Pickens III, Chief Executive Officer	60,000
Eric Stober, Chief Financial Officer	24,800
Rajesh Mellacheruvu, Chief Operating Officer	67,671
All Current Executive Officers as a Group	152,471
All Non-Executive Officers and Employees as a Group	94,907
All Non-Employee Directors as a Group	67,000

Equity Compensation Plan Information

The following table summarizes information, as of June 30, 2018, regarding our equity compensation plans pursuant to which grants of stock options, restricted stock, and other rights to acquire shares of the Company’s Common Stock may be granted from time to time.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders:
2008 Stock Incentive Plan	46,750	$2.89	—
2011 Stock Incentive Plan	314,378	$5.22	243,677
Equity compensation plans not approved by security holders:
None	—	$ —	—
Total	361,128	$4.92	243,677

Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE INCREASE OF AUTHORIZED SHARES UNDER THE 2011 STOCK INCENTIVE PLAN.

PROPOSAL 4 – TO APPROVE THE CONVERSION OF SERIES B PREFERRED STOCK INTO SHARES OF COMMON STOCK, WHICH CONVERSION WOULD RESULT IN A “CHANGE OF CONTROL” OF THE COMPANY UNDER NASDAQ LISTING RULE 5635(b)

We are seeking stockholder approval under NASDAQ Listing Rules 5635(b) for the potential “change in control” of our Company. If stockholder approval of this proposal is obtained, our Chairman and largest stockholder, Thomas B. Pickens III, will be allowed to convert the 866,950 shares of Series B Preferred Stock (the “Preferred Shares”) he received in the Private Placement (as defined below) into 866,950 shares of Common Stock. Mr. Pickens currently beneficially owns 696,401 shares of Common Stock and beneficially owns options (exercisable within sixty days of November 6, 2018) exercisable into 55,833 shares of Common Stock. Assuming he converts all of his Preferred Shares, he will beneficially own 1,619,184 shares of Common Stock, representing approximately 29.83% of the voting power of the Company.

Background

On October 9, 2018, the Company entered into a Securities Purchase Agreement (the “Agreement”) with Thomas B. Pickens III, the Chief Executive Officer and Chairman of the Board of Directors of the Company and an accredited investor (collectively, the “Investors”).

Pursuant to the Agreement, the Company agreed to sell an aggregate of 866,950 Preferred Shares to Mr. Pickens and 409,645 of its shares of Common Stock to the other investor for aggregate gross proceeds of $2,999,998.25 (the “Private Placement”). Pursuant to the Agreement, the Company agreed to sell to Mr. Pickens an aggregate of 866,950 Preferred Shares and sell to the accredited investor an aggregate of 409,645 Common Shares, each at a purchase price equal to $2.35 per share which was equal to the closing price on The NASDAQ Capital Market on October 8, 2018.  The Preferred Shares are convertible into an aggregate of 866,950 shares of Common Stock.  As a condition to conversion, the Preferred Shares will automatically convert into shares of Common Stock upon receipt of shareholder approval in accordance with NASDAQ Listing Rule 5635(b).  The terms of the Preferred Shares are set forth below.

The transactions contemplated by the Agreement were approved by the Company’s board of directors and its audit committee and the closing of the Private Placement occurred on October 9, 2018.

Reason for the Private Placement

As of June 30, 2018, we had an accumulated deficit of $184.2 million and reported a net loss of $13.3 million for the fiscal year 2018. As disclosed in our Annual Report on Form 10-K, management has been evaluating different strategies to obtain the required funding for future operations, including, but not limited to, selling the Company or a portion thereof, debt financing, equity financing, merging, or engaging in a strategic partnership. After reviewing these and various other options, the Board determined that the Private Placement was in the best interests of our company and our stockholders. If we had not been able to complete the Private Placement or another similar transaction in the near term, we may not have the funds necessary to continue as a going concern and to continue to execute on our business strategy.

Description of the Convertible Preferred Stock

The following is a summary of the Convertible Preferred Stock and the Certificate of Designations.

On October 9, 2018, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Preferred Shares with the Secretary of State of the State of Delaware (the “Certificate of Designation”). The following is a summary of the Certificate of Designation.

Designation, Amount and Par Value. The number of Preferred Shares designated shall be up to 866,950. Each share of Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $2.35 (the “Stated Value”).

Dividends. The holder shall be entitled to receive, and the Company shall pay, dividends on shares of preferred stock equal (on an as-if-converted-to-common-stock basis) to and in the same form as dividends actually paid on shares of the common stock when, as and if such dividends are paid on shares of the common stock.  No other dividends shall be paid on the Preferred Shares.

Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Preferred Shares shall have no voting rights. However, as long as any Preferred Shares are outstanding, the Company shall not, without the affirmative vote of the Holders of the Preferred Shares, (a) alter or change adversely the powers, preferences or rights given to the Preferred Shares or alter or amend the Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation senior to, or otherwise pari passu with, the Preferred Shares, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Preferred Shares, (d) increase the number of authorized Preferred Shares, or (e) enter into any agreement with respect to any of the foregoing.

Liquidation. Upon any Liquidation (as defined in the Certificate of Designation), the holder shall be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Stated Value, plus any other fees or liquidated damages then due and owing thereon under the Certificate of Designation, for each Preferred Share before any distribution or payment shall be made to the holders of any Junior Securities (as defined in the Certificate of Designation). A Fundamental Transaction or Change of Control Transaction (each as defined in the Certificate of Designation) shall not be deemed a Liquidation.

Fundamental Transaction. If, at any time while the Preferred Shares are outstanding, upon a Fundamental Transaction, the Holder shall have the right to receive, for each Conversion Share (as defined in the Certificate of Designation) that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the number of shares of common stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any Alternate Consideration (as defined in the Certificate of Designations) receivable as a result of such Fundamental Transaction by a holder of the number of shares of common stock for which the Preferred Shares are convertible immediately prior to such Fundamental Transaction. For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction.

Automatic Conversion.  On the first trading day after the Company obtains stockholder approval, all outstanding Preferred Shares shall automatically be converted into such number of shares of common stock as determined by dividing the Stated Value by the Conversion Price then in effect.

Reasons for Stockholder Approval

Our Common Stock is listed on The NASDAQ Capital Market, and, as such, we are subject to the NASDAQ Listing Rules. NASDAQ Listing Rule 5635(b) requires stockholder approval for issuances of securities that will result in a “change of control” of the issuer. Nasdaq may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of Common Stock or voting power and such ownership or voting power of an issuer would be the largest ownership position of the issuer. We are seeking stockholder approval of this proposal in order to satisfy the requirements of Nasdaq Listing Rule 5635(b) with respect to the issuance of shares of our common stock upon conversion of the Preferred Shares. Stockholders should note that a “change of control” as described under Rule 5635(b) applies only with respect to the application of such rule, and does not constitute a “change of control” for purposes of Delaware law, our organizational documents, or any other purpose.

Interests of Certain Persons in this Proposal

If stockholder approval of this proposal is obtained, our Chairman and largest stockholder, Thomas B. Pickens III, will be allowed to convert the 866,950 Preferred Shares he received in the Private Placement into 866,950 shares of Common Stock. Mr. Pickens currently beneficially owns 696,401 shares of Common Stock and beneficially owns options (exercisable within sixty days of November 6, 2018) exercisable into 55,833 shares of Common Stock. Assuming he converts all of his Preferred Shares, he will beneficially own 1,619,184 shares of Common Stock, representing approximately 29.83% of the voting power of the Company.

Consequences of Failing to Approve the Issuance Proposal

Our Board is not seeking the approval of our stockholders to authorize the Private Placement. The issuance and sale of the Preferred Shares has already occurred. The Preferred Shares will continue to be an authorized class of our capital stock, and the terms of the Preferred Shares will remain outstanding obligations of ours in favor of the holders of such securities. The failure of our stockholders to approve this proposal will mean that the Preferred Shares cannot be converted into Common Stock.

Dilution

If this proposal is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of our Common Stock upon the conversion of Preferred Shares. Upon conversion in full of Preferred Shares, 866,950 additional shares of our Common Stock will be outstanding, and the ownership interest of our existing stockholders (other than the holder of the Preferred Shares) would be correspondingly reduced. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NASDAQ PROPOSAL.

PROPOSAL 5 – SAY-ON-PAY ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

Shareholders are being asked to approve on an advisory basis the compensation of our named executive officers required under Section 14A of the Securities Exchange Act of 1934, as amended, including the compensation tables and related material included in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a shareholder, the opportunity to express your reviews on our named executive officers’ compensation. Your vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our named executive officers described in this Proxy Statement.

As described under “Executive Compensation,” our executive compensation programs are designed to be competitive with those of other companies that compete for highly skilled technical employees and executives. Our performance-based compensation system is intended to include incentives for innovation and entrepreneurial spirit. The Compensation Committee oversees our executive compensation program, including the compensation of our named executive officers. All members of our Compensation Committee are independent directors within the meaning of NASDAQ listing standards.

The Compensation Committee strives to achieve our strategic objectives by designing our compensation program to offer competitive base compensation to attract and retain experienced, qualified executives while offering incentives to foster the innovation and entrepreneurial spirit necessary for executing our business strategy and rewards for successful achievement of performance goals. In designing our executive compensation program, we are guided by five principles:

•	Establish target compensation levels that are competitive within the industries and the geographic regions in which we compete for executive talent;
•	Structure executive compensation so that our executives share in Astrotech’s successes and failures by correlating compensation with target levels based upon business performance;
•	Link pay to performance by making a percentage of total executive compensation variable, or “at risk”, through an annual determination of performance-based incentive compensation;
•	Align a portion of executive pay with shareholder interests through equity awards; and
•	Maintain a company-wide entrepreneurial atmosphere by minimizing special “executive only” benefits or prerequisites.

Our Compensation Committee and our Board believe our overall process effectively implements our compensation philosophy and achieves our goals. Accordingly, we ask you to vote FOR the following resolution at our Annual Meeting:

“RESOLVED, that Astrotech Corporation’s shareholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant Section 14A of the Securities Exchange Act of 1934, as amended, including the compensation tables and related narrative discussion.”

This vote on the named executive officer’s compensation is advisory, and therefore will not be binding on the Company and will not affect, limit or augment any existing compensation or awards. However, we value our shareholders’ opinions and the Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements.

Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SAY-ON-PAY PROPOSAL.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has established an Audit Committee of independent directors which operates under a written charter adopted by the Board of Directors. The charter was amended and restated in May 2004. Astrotech’s management is responsible for establishing a system of internal controls and for preparing the Company’s consolidated financial statements in accordance with U.S. generally accepted accounting principles. Astrotech’s independent auditors are responsible for auditing the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing their report based on that audit. Under the Audit Committee’s charter, the primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities as to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements and the Company’s Code of Business Conduct and Ethics, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors. The Audit Committee is also directly responsible for selecting and evaluating the independent auditors, reviewing, with the independent auditors, the plans and scope of the audit engagement, and reviewing with the independent auditors their objectivity and independence.

Most members of the Audit Committee are not professional accountants or auditors and, in performing their oversight role, rely without independent verification on the information and representations provided to them by management and Astrotech’s independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to certify that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States, or that Astrotech’s independent auditors are in fact “independent” for fiscal year 2018. The Board of Directors has determined that for fiscal year 2018, Ronald W. Cantwell, Sha-Chelle Manning, and Daniel T. Russler, Jr. were audit committee financial experts and such persons are independent as defined under the federal securities laws. Effective July 1, 2018, Ms. Manning resigned from the Board of Directors. Mr. Adams became an interim member of the Audit Committee until the appointment of Mr. Wilkinson to the Board of Directors.

In connection with the preparation of the audited financial statements included in Astrotech’s annual report on Form 10-K for the year ended June 30, 2018:

•	The Audit Committee reviewed and discussed the audited financial statements with the independent auditors and management.
•

The Audit Committee discussed with the independent auditors the matters required to be discussed by PCAOB Auditing Standard AS 1301, Communications with Audit Committees. In general, this auditing standard requires the auditors to communicate to the Audit Committee certain matters that are incidental to the audit, such as any initiation of, or changes to, significant accounting policies, management judgments, accounting estimates and audit adjustments, disagreements with management, and the auditors’ judgment about the quality of the Company’s accounting principles.

•

The Audit Committee received from the independent auditors written disclosures and the letter regarding their independence required by PCAOB Rule 3526, and discussed with the auditors their independence. In general, PCAOB Rule 3526 requires the auditors to disclose to the Audit Committee any relationship between the auditors and its related entities and Astrotech that in the auditors’ professional judgment may reasonably be thought to bear on independence. The Audit Committee also considered whether the independent auditors’ provision of non-audit services to Astrotech was compatible with maintaining their independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended June 30, 2018 be included in Astrotech’s annual report on Form 10-K filed with the SEC.

This report is submitted by the Audit Committee of the Board of Directors.

The members of the Audit Committee are:

Ronald W. Cantwell (Chairman)
Daniel T. Russler, Jr.

Tom Wilkinson

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities

Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

ADDITIONAL INFORMATION

Proxy Solicitation Expense

The Company will bear all expenses of the solicitation, including the cost of preparing and mailing the proxy materials. In addition to solicitation by mail, officers and employees of the Company, without receiving any additional compensation, may solicit proxies personally or by telephone or facsimile. For the Annual Meeting, the Company will engage Morrow Sodali LLC (“Morrow”) to assist us with the solicitation of proxies for a fee of approximately $27,000, plus reasonable out-of-pocket expenses. In addition, we have retained Morrow to request brokerage houses, banks, and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of shares and will reimburse them for their expenses in doing so. The Company does not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation for those matters to be voted on in the Annual Meeting.

Deadline for Submission of Shareholder Proposals for Next Year’s Annual Meeting

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2019 Annual Meeting of Shareholders must submit the proposal to us at our corporate headquarters no later than June 26, 2019, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Shareholders who intend to present a proposal at our 2019 Annual Meeting of Shareholders without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after August 22, 2019 but no later than September 22, 2019. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Discretionary Voting of Proxies on Other Matters

The Board of Directors for the Company knows of no matters to be presented at the Annual Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the meeting, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

Householding of Proxy Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write us at the following address and telephone number: 201 W. 5th Street, Suite 1275, Austin, Texas 78701, Attention: Secretary; telephone: (512) 485-9530. If you would prefer to receive separate copies of the Company’s annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address or telephone number.

OTHER MATTERS

We do not intend to bring any other matters before the Annual Meeting, nor are we aware of any other matters that are to be properly presented to the Annual Meeting by others. In the event that other matters do properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the Proxy to vote such Proxy in accordance with their best judgment on such matters.

The Form 10-K, including the Company’s audited financial statements for the year ended June 30, 2018, is being distributed to all shareholders of record as of the record date.

By Order of the Board of Directors,

Eric Stober Chief Financial Officer, Treasurer and Secretary Austin, Texas

Appendix A

AMENDMENT

TO

ASTROTECH CORPORATION RESTATED

2011 STOCK INCENTIVE PLAN

The Board of Directors of Astrotech Corporation, a Delaware corporation (the “Company”), having reserved the right under Section 7.7 of the Astrotech Corporation 2011 Stock Incentive Plan, restated effective April 7, 2015 (the “Plan”), to amend the Plan, subject to approval of the shareholders of the Company, does hereby amend the Plan as follows:

1.

The last sentence in Section 1.1 of the Plan shall be amended, effective as of December 7, 2018, or such other date as the shareholders of the Company approve this amendment, in its entirety to read as follows:

However, in no event may an Incentive Award be granted under the Plan after March 4, 2026.

2.

The first paragraph Section 1.4 of the Plan shall be amended, effective as of December 7, 2018, or such other date as the shareholders of the Company approve this amendment, in its entirety to read as follows:

1.4   Shares of Common Stock Available for Incentive Awards

Subject to adjustment under Section 6.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) 1,512,197 Shares of Common Stock. Pursuant to Section 1.5, the number of Shares that are the subject of Incentive Awards under this Plan, which are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The aggregate number of Shares which may be issued upon exercise of ISOs shall be Three Hundred Seventy-Five Thousand (375,000) of the Shares reserved pursuant to the first sentence of this paragraph. For purposes of counting Shares against the ISO maximum number of reserved Shares, the net number of Shares issued pursuant to the exercise of an ISO shall be counted. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.”

3.

The last sentence in Section 7.1 of the Plan shall be amended, effective as of December 7, 2018, or such other date as the shareholders of the Company approve this amendment, in its entirety to read as follows:

No Incentive Awards may be granted under this Plan after March 4, 2026.

4.	Except as set forth herein, the other terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused these presents to be executed on this 26th day of October, 2018, but effective as of the date specified herein.

Astrotech Corporation

/s/ Thomas B. Pickens III
By:	Thomas B. Pickens III
Chief Executive Officer

APPENDIX B

ASTROTECH CORPORATION

2011 STOCK INCENTIVE PLAN

(As Effective April 20, 2011)

SECTION 1.

GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1 Background and Purpose

Astrotech Corporation., a Washington corporation (the “Company”), has adopted this plan document, entitled “Astrotech Corporation 2011 Stock Incentive Plan” (the “Plan”), effective as of March 5, 2011 (the “Effective Date”).

The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date.

1.2 Definitions

The following terms shall have the meanings set forth below:

(a) Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

(b) Board. The then-current Board of Directors of the Company.

(c) Cause. When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful and continued failure by the Grantee to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (v) the engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company’s or Subsidiary’s conflict of interest policy, if any, then in effect; or (vi) the engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.

(d) CEO. The then-current Chief Executive Officer of the Company.

(e) Change in Control. Any of the events described in and subject to Section 6.8.

(f) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

(g) Committee. The committee appointed by the Board to administer the Plan. If the Company is a Publicly Held Corporation, the Plan shall be administered by the Committee appointed by the Board consisting of not less than two directors who fulfill the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirements of Code Section 162(m). In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

Notwithstanding the preceding paragraphs of this Section 1.2(g), the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

(h) Common Stock. The common stock of the Company, no par value, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

(i) Company. Astrotech Corporation, a corporation organized under the laws of the State of Washington, and any successor in interest thereto.

(j) Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or an Employee and who, in the opinion of the Committee, is (i) in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

(k) Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation Section 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.

(l) Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Grantee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required in the opinion of such physician.

(m) Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) including, without limitation, officers who are members of the Board.

(n) Employment. Employment means that the individual is employed as an Employee, or engaged as a Consultant or Outside Director, by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Code Section 424(a). In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement.

The term “Employment” for purposes of the Plan shall include (i) active performance of agreed services by a Consultant for the Company (or any Parent or Subsidiary) or (ii) current membership on the Board by an Outside Director.

All determinations hereunder regarding Employment, and termination of Employment, shall be made by the Committee in its discretion.

(o) Exchange Act. The Securities Exchange Act of 1934, as amended.

(p) Fair Market Value. If the Company is a Publicly Held Corporation, the Fair Market Value of one Share on the date in question shall be (i) the closing sales price on such day for a Share as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the national securities exchange on which Shares are then principally listed or admitted to trading, or (ii) if not quoted on NASDAQ or other national securities exchange, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances. With respect to Stock Options, SARs, and other Incentive Awards subject to Code Section 409A, such Fair Market Value shall be determined by the Committee consistent with the requirements of Section 409A in order to satisfy the exception under Section 409A for stock rights.

(q) Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

(r) Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(s) Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1.

(t) Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option (ISO), Stock Appreciation Right (SAR), Restricted Stock Award, Restricted Stock Unit or Other Stock-Based Award, as well as any Supplemental Payment with respect thereto.

(u) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Code Section 422.

(v) Insider. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(w) Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

(x) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

(y) Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(z) Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.

(aa) Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section 424(e).

(bb) Performance-Based Award. A grant of an Incentive Award under the Plan pursuant to Section 5 that is intended to satisfy the Performance-Based Exception.

(cc) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m) and Treasury Regulation Section 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

(dd) Performance Criteria. The business criteria that are specified by the Committee pursuant to Section 5 for an Incentive Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the

Performance Period being required for the grant and/or vesting of the particular Incentive Award to occur, as specified in the particular Incentive Agreement.

(ee) Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to, and the payment value of, any Incentive Award that is intended to qualify for the Performance-Based Exception.

(ff) Plan. Astrotech Corporation 2011 Stock Incentive Plan, as effective on the Effective Date, which is set forth herein and as it may be amended from time to time.

(gg) Plan Year. The calendar year.

(hh) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

(ii) Restricted Stock. Common Stock that is issued or transferred to a Grantee pursuant to Section 3.

(jj) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.

(kk) Restricted Stock Unit. A unit granted to a Grantee pursuant to Section 4.1 which entitles him to receive a Share or cash on the vesting date, as specified in the Incentive Agreement.

(ll) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

(mm) Retirement. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee’s Incentive Agreement.

(nn) Share. A share of the Common Stock of the Company.

(oo) Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for (i) awards and payouts under Section 1.5 and (ii) changes and adjustments as described in Section 6.6.

(pp) Spread. The difference between the exercise price per Share specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

(qq) Stock Appreciation Right or SAR. A Stock Appreciation Right as described in Section 2.5.

(rr) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option.

(ss) Subsidiary. Any company (whether a corporation, partnership, joint venture or other form of entity) in which the Company or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than 50% equity interest except that, with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.

(tt) Supplemental Payment. Any amount, as described in Sections 2.4, 3.4 and/or 4.3, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

1.3 Plan Administration

(a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have the complete power and authority to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

(b) Meetings. The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(c) Decisions Binding. All determinations and decisions of the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

(d) Modification of Outstanding Incentive Awards. Subject to the shareholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that (i) is not adverse to the Grantee to whom such Incentive Award was granted, (ii) is consented to by such Grantee, (iii) does not cause the Incentive Award to provide for the deferral of compensation in a manner that does not comply with Code Section 409A or is not exempt from Section 409A (unless otherwise determined by the Committee), or (iv) does not contravene the requirements of the Performance-Based Exception under Code Section 162(m), if applicable. With respect to an Incentive Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in writing. Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant (110% for Grantees of ISOs who are 10% or greater shareholders pursuant to Section 1.7(b)).

(e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time, including, without limitation, the authority to recommend Grantees and the forms and terms of their Incentive Awards; provided, however, the Committee may not delegate to any person the authority (i) to grant Incentive Awards or (ii) if the Company is a Publicly Held Corporation, to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.

(f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

(g) Surrender of Previous Incentive Awards. The Committee may, in its discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled. No surrender of Incentive Awards shall be made under this Section 1.3(g) if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A (unless otherwise determined by the Committee).

(h) Indemnification. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled (i) under the Company’s Articles or Certificate of Incorporation or Bylaws, (ii) pursuant to any separate indemnification or hold harmless agreement with the Company, (iii) as a matter of law, contract or otherwise, or (iv) any power that the Company may have to indemnify them or hold them harmless.

1.4 Shares of Common Stock Available for Incentive Awards

Subject to adjustment under Section 6.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) One Million and

Seven Hundred and Fifty Thousand (1,750,000) Shares of Common Stock. Pursuant to Section 1.5, the number of Shares that are the subject of Incentive Awards under this Plan, which are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The aggregate number of Shares which may be issued upon exercise of ISOs shall be Eight Hundred and Seventy-Five Thousand (875,000) of the Shares reserved pursuant to the first sentence of this paragraph. For purposes of counting Shares against the ISO maximum number of reserved Shares, the net number of Shares issued pursuant to the exercise of an ISO shall be counted. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.

During any period that the Company is a Publicly Held Corporation, then unless the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

(a) Subject to adjustment as provided in Section 6.6, the maximum aggregate number of Shares of Common Stock attributable to Incentive Awards paid out in Shares that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards), as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be Eight Hundred Thousand (800,000) Shares.

(b) The maximum aggregate cash payout (with respect to any Incentive Awards paid out in cash) in any calendar year which may be made to any Covered Employee shall be Five Million dollars ($5,000,000).

(c) With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Code Section 162(m).

(d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5 Share Pool Adjustments for Awards and Payouts

The following Incentive Awards shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a) Stock Option;

(b) SAR;

(c) Restricted Stock Award; and

(d) A Restricted Stock Unit or Other Stock-Based Award in Shares.

The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(e) A payout of a Restricted Stock Award, Restricted Stock Unit, SAR, or Other Stock-Based Award in the form of cash and not Shares (but not the “cashless” exercise of a Stock Option with a broker, as provided in Section 2.3(a));

(f) A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and

(g) Payment of an Option Price by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares withheld in payment of the Option Price).

1.6 Common Stock Available

The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) Shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7 Participation

(a) Eligibility. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

(b) Incentive Stock Option Eligibility. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.

1.8 Types of Incentive Awards

The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock Awards and Supplemental Payments as described in Section 3, Restricted Stock Units and Other Stock-Based Awards and Supplemental Payments as described in Section 4, or any combination of the foregoing.

SECTION 2.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Grant of Stock Options

The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee regardless whether any Stock Option previously granted to such person remains unexercised.

2.2 Stock Option Terms

(a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.

(b) Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

(c) Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be (i) not less than 100% of the Fair Market Value per Share on the date the Stock Option is granted and (ii) specified in the Incentive Agreement; provided, however, if the Grantee of an ISO is a 10% or greater shareholder pursuant to Section 1.7(b)), the exercise price for the ISO shall not be less than 110% of the Fair Market Value on the date of grant. Each Stock Option shall specify the method of exercise which shall be consistent with Section 2.3(a).

(d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option which shall not be more than (i) ten (10) years from the date of grant, or (ii) five (5) years from the date of grant for an ISO granted to 10% or greater shareholder pursuant to Section 1.7(b)).

(e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the Performance Criteria to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such terms and conditions shall be set forth in the Incentive Agreement.

(f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, a Stock Option designated as an ISO shall be an ISO only to the extent that the aggregate Fair Market Value (determined as of the time the ISO is granted) of the Shares of Common Stock with respect to which ISOs are exercisable for the first time by the Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) does not exceed $100,000. This limitation shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. To the extent that a Stock Option intended to constitute an ISO exceeds the $100,000 limitation (or any other limitation under Code Section 422), the portion of the Stock Option that exceeds the $100,000 limitation (or violates any other limitation under Code Section 422) shall be deemed a Nonstatutory Stock Option. In such event, all other terms and provisions of such Stock Option grant shall remain unchanged.

2.3 Stock Option Exercises

(a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company, which must be received as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.

Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.

The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act if the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee.

As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.

Subject to Section 6.4, during the lifetime of a Grantee, each Option granted to the Grantee shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of thisSection 2.3(a).

(b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any shareholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/ortraded; or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with applicable federal and state laws and regulations.

Any Grantee or other person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

(c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

(d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4 Supplemental Payment on Exercise of Nonstatutory Stock Options

The Committee, either at the time of grant or exercise of any Nonstatutory Stock Option, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. No Supplemental Payments will be made with respect to any SARs or ISOs.

2.5 Stock Appreciation Rights

(a) Grant. The Committee may grant Stock Appreciation Rights to any Employee, Consultant or Outside Director. Any SARs granted under the Plan are intended to satisfy the requirements under Code Section 409A to the effect that such SARs do not provide for the deferral of compensation that is subject to taxation under Code Section 409A.

(b) General Provisions. The terms and conditions of each SAR shall be evidenced by an Incentive Agreement. The exercise price per Share shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the SAR. The term of the SAR shall be determined by the Committee but shall not be greater than ten (10) years from the date of grant. The Committee cannot include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.

(c) Exercise. SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant. No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of his death or Disability which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.

(d) Settlement. Upon exercise of the SAR, the Grantee shall receive an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable only in cash or in Shares, or a combination of both, as specified in the Incentive Agreement, within 30 calendar days of the exercise date. In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Grantee as a result of the exercise or vesting of a SAR.

SECTION 3.

RESTRICTED STOCK

3.1 Award of Restricted Stock

(a) Grant. With respect to a Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock, which may be designated as a Performance-Based Award in the discretion of the Committee, may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement and, during the Restriction Period, such Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83. Any Restricted Stock Award may, at the time of grant, be designated by the Committee as a Performance-Based Award that is intended to qualify for the Performance-Based Exception.

(b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of a Restricted Stock Award granted to a Covered Employee, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

Shares awarded pursuant to a grant of Restricted Stock, whether or not under a Performance-Based Award, may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee’s Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

3.2 Restrictions

(a) Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), and a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.

(b) Issuance of Certificates. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Astrotech Corporation 2011 Stock Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Astrotech Corporation. A copy of the Plan and Incentive Agreement are on file in the main corporate office of Astrotech Corporation.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.

(c) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is necessary or appropriate.

3.3 Delivery of Shares of Common Stock

Subject to withholding taxes under Section 7.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions.

3.4 Supplemental Payment on Vesting of Restricted Stock

The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.

SECTION 4.

OTHER STOCK-BASED AWARDS

4.1 Grant of Other Stock-Based Awards

Other Stock-Based Awards may be awarded by the Committee to Grantees that are payable in Shares or in cash, as determined in the discretion of the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares awarded that are not subject to any restrictions or conditions, Shares awarded subject to the satisfaction of specified Performance Criteria, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Subsidiary, division or department of the Company, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company (or any Parent or Subsidiary). As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in conjunction with any other Incentive Awards. Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee at the time of grant.

In addition to Other Stock-Based Awards that are payable in Shares, the Committee may award Restricted Stock Units to a Grantee that are payable in Shares or cash, or in a combination thereof. Restricted Stock Units are not intended to be deferred compensation that is subject to Code Section 409A. During the period beginning on the date such Incentive Award is granted and ending on the payment date specified in the Incentive Agreement, the Grantee’s right to payment under the Incentive Agreement must remain subject to a “substantial risk of forfeiture” within the meaning of such term under Code Section 409A. In addition, payment to the Grantee under the Incentive Agreement shall be made within two and one-half months (21/2) months following the end of the calendar year in which the substantial risk of forfeiture lapses unless an earlier payment date is specified in the Incentive Agreement.

4.2 Other Stock-Based Award Terms

(a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

(b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services rendered (in the case of authorized and unissued shares), or to be rendered, by the Grantee, or (ii) as otherwise specified in the Incentive Agreement.

(c) Performance Criteria and Other Terms. The Committee may specify Performance Criteria for (i) vesting in Other Stock-Based Awards and (ii) payment thereof to the Grantee, as it may determine in its discretion. The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception under Code Section 162(m). All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.

4.3 Supplemental Payment on Other Stock-Based Awards

The Committee, either at the time of grant or vesting of an Other Stock-Based Award, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Other Stock-Based Award and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.

SECTION 5.

PERFORMANCE-BASED AWARDS AND PERFORMANCE CRITERIA

As determined by the Committee at the time of grant, Performance-Based Awards may be granted subject to performance objectives relating to one or more of the following within the meaning of Code Section 162(m) (the “Performance Criteria”) in order to qualify for the Performance-Based Exception:

(a) profits (including, but not limited to, profit growth, net operating profit or economic profit);

(b) profit-related return ratios;

(c) return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

(d) cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(e) earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

(f) net sales growth;

(g) net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(h) gross, operating or net profit margins;

(i) productivity ratios;

(j) share price (including, but not limited to, growth measures and total shareholder return);

(k) turnover of assets, capital, or inventory;

(l) expense targets;

(m) margins;

(n) measures of health, safety or environment;

(o) operating efficiency;

(p) customer service or satisfaction;

(q) market share;

(r) credit quality;

(s) debt ratios (e.g., debt to equity and debt to total capital); and

(t) working capital targets.

Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period. In the Incentive Agreement, the Committee shall establish one or more Performance Criteria for each Incentive Award that is intended to qualify for the Performance-Based Exception on its grant date.

In establishing the Performance Criteria for each applicable Incentive Award, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded (including, but not limited to, items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, or related to the disposal of a segment of business or a change in accounting principle, each as determined in accordance with the standards under Opinion No. 30 of the Accounting Principles Board (APB Opinion 30) or any successor or other authoritative financial accounting standards, as determined by the Committee). The terms of the stated Performance Criteria for each applicable Incentive Award, whether for a Performance Period of one (1) year or multiple years, must preclude the Committee’s discretion to increase the amount payable to any Grantee that would otherwise be due upon attainment of the Performance Criteria, but may permit the Committee to reduce the amount otherwise payable to the Grantee in the Committee’s discretion.

The Performance Criteria specified in any Incentive Agreement need not be applicable to all Incentive Awards, and may be particular to an individual Grantee’s function or business unit. The Committee may establish the Performance Criteria of the Company (or any entity which is affiliated by common ownership with the Company) as determined and designated by the Committee, in its discretion, in the Incentive Agreement.

Performance-Based Awards will be granted in the discretion of the Committee and will be (a) sufficiently objective so that an independent person or entity having knowledge of the relevant facts could determine the amount payable to Grantee, if applicable, and whether the pre-determined goals have been achieved with respect to the Incentive Award, (b) established at a time when the performance outcome is substantially uncertain, (c) established in writing no later than ninety (90) days after the commencement of the Performance Period to which they apply, and (d) based on operating earnings, performance against peers, earnings criteria or such other criteria as provided in this Section 5.

SECTION 6.

PROVISIONS RELATING TO PLAN PARTICIPATION

6.1 Incentive Agreement

Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Incentive Award if terminated for Cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a shareholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

6.2 No Right to Employment

Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

6.3 Securities Requirements

The Company shall be under no obligation to effect the registration of any Shares to be issued hereunder pursuant to the Securities Act of 1933 or to effect similar compliance under any state securities laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

6.4 Transferability

Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the

Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.4, (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.

The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.4 shall be void and ineffective. All determinations under this Section 6.4 shall be made by the Committee in its discretion.

6.5 Rights as a Shareholder

(a) No Shareholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a shareholder with respect to any Shares of Common Stock until the issuance of a stock certificate or other record of ownership for such Shares.

(b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.

6.6 Change in Stock and Adjustments

(a) Changes in Law or Circumstances. Subject to Section 6.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant. The Board or Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

(b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(c) Recapitalization of the Company. Subject to Section 6.8 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option

Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Board or Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 6.6(c).

(d) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 6.6 and subject to Section 6.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

(e) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Board or Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Board or Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

(f) Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Board or Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

Notwithstanding the previous paragraph of this Section 6.6(f), but subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Board or Committee, in its discretion, shall have the right and power to:

(i)

cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Board or Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any (for the avoidance of doubt, with respect to an Option, if the value of the amount in clause (A) is less than the Option Price, the Option may be canceled for no consideration); provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

(ii)

provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Board or Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

(iii)	provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

The Board or Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 6.6(f).

6.7 Termination of Employment, Death, Disability and Retirement

(a) Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment.

(b) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

(c) Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon the termination of Employment due to the Grantee’s Retirement:

(i)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

(ii)

any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six (6) months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.

(d) Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon termination of Employment as a result of the Grantee’s Disability or death:

(i)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

(ii)

any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one-year anniversary date of the Grantee’s termination of Employment date.

In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this Section 6.7(d) shall be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6). The Committee shall determine whether a Disability for purposes of this Section 6.7(d) has occurred.

(e) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required. No amendment to a Grantee’s Incentive Award shall be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee.

6.8 Change in Control

Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:

(a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(b) all of the restrictions and conditions of any Restricted Stock Awards, Restricted Stock Units and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

(c) all of the Performance-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:

(d) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in Section 6.8(c) (below) are satisfied;

(e) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(f) Approval by the shareholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than fifty percent (50%) of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

(g) The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than fifty percent (50%) of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or

(h) The adoption of any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing provisions of this Section 6.8, to the extent that any payment (or acceleration of payment) hereunder is considered to be deferred compensation that is subject to, and not exempt under, Code Section 409A, then the term Change in Control hereunder shall be construed to have the meaning as set forth in Code Section 409A with respect to the payment (or acceleration of payment) of such deferred compensation, but only to the extent inconsistent with the foregoing provisions of the Change in Control definition (above) as determined by the Incumbent Board.

6.9 Exchange of Incentive Awards

The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards. No exchange of Incentive Awards shall be made under this Section 6.9 if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A unless otherwise determined by the Committee.

SECTION 7.

GENERAL

7.1 Effective Date and Grant Period

The Plan shall be subject to the approval of the shareholders of the Company within twelve (12) months after the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such shareholder approval; provided, however, if the requisite shareholder approval is not obtained within such 12-month period, any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the Performance-Based Exception shall not be granted until the terms of the Plan are disclosed to, and approved by, shareholders of the Company in accordance with the requirements of the Performance-Based Exception.

7.2 Funding and Liability of Company

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. The Company, Board, and Committee shall not be required to give any security or bond for the performance of any obligation that may be created by the Plan.

7.3 Withholding Taxes

(a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.

(b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

(c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy the minimum withholding taxes which could be imposed with respect to such disqualifying disposition.

7.4 No Guarantee of Tax Consequences

The Company, Board and the Committee do not make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any person participating or eligible to participate hereunder.

7.5 Designation of Beneficiary by Participant

Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee (or its delegate), and received and accepted during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

7.6 Deferrals

Subject to the requirements for compliance with, or exemption under, Code Section 409A, if applicable, the Committee shall not permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares under the terms of his Incentive Agreement that would otherwise be due and payable by virtue of the lapse or waiver of restrictions with respect to Restricted Stock or another form of Incentive Award, or the satisfaction of any requirements or goals with respect to any Incentive Awards.

7.7 Amendment and Termination

The Board shall have the power and authority to terminate or amend the Plan at any time in its discretion; provided, however, the Board shall not, without the approval of the shareholders of the Company within the time period required by applicable law:

(a) except as provided in Section 6.6, increase the maximum number of Shares that may be issued under the Plan pursuant to Section 1.4;

(b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;

(c) extend the term of the Plan; or,

(d) if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3under the Exchange Act to the extent Section 16 of the Exchange Act is applicable to the Company.

No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s shareholders.

7.8 Requirements of Law

(a) Governmental Entities and Securities Exchanges. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing Shares delivered under the Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law or regulation. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

The Company shall not be required to sell or issue any Shares under any Incentive Award if the sale or issuance of such Shares would constitute a violation by the Grantee or any other individual exercising the Incentive Award, or the Company, of any provision of any law or regulation of any governmental authority, including without limitation, any federal or state securities law or regulation. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Incentive Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual pursuant to an Incentive Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Incentive Award. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Incentive Award or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Incentive Award shall not be exercisable until the Shares covered thereby are registered or are exempt from registration, the exercise of such Incentive Award (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

(b) Securities Act Rule 701. If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701 (e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this Section 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this Section 7.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, CEO, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.

7.9 Rule 16b-3 Securities Law Compliance for Insiders

If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act to the extent Section 16 of the Exchange Act is applicable to the Company. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

7.10 Compliance with Code Section 162(m) for Publicly Held Corporation

If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

7.11 Compliance with Code Section 409A

It is intended that Incentive Awards granted under the Plan shall be exempt from, or if not so exempt, in compliance with, Code Section 409A, unless otherwise determined by the Committee at the time of grant. In that respect, the Company, by action of its Board, reserves the right to amend the Plan, and the Board and the Committee each reserve the right to amend any outstanding Incentive Agreement, to the extent deemed necessary or appropriate either to exempt such Incentive Award from taxation under Section 409A or to comply with the requirements of Section 409A to avoid additional taxation thereunder. Further, Grantees who are “Specified Employees” (as defined under Section 409A), shall be required to delay payment of an Incentive Award for six (6) months after separation from service (as defined under Section 409A), but only to the extent such Incentive Award is subject to taxation under Section 409A and such delay is required thereunder.

7.12 Notices

(a) Notice From Insiders to Secretary of Change in Beneficial Ownership. To the extent Section 16 of the Exchange Act is applicable to the Company, within two business days after the date of a change in beneficial ownership of the Common Stock issued or delivered pursuant to this Plan, an Insider should report to the Secretary of the Company any such change to the beneficial ownership of Common Stock that is required to be reported with respect to such Insider under Rule 16(a)-3 promulgated pursuant to the Exchange Act. Whenever reasonably feasible, Insiders will provide the Committee with advance notification of such change in beneficial ownership.

(b) Notice to Insiders and Securities and Exchange Commission. To the extent applicable, the Company shall provide notice to any Insider, as well as to the Securities and Exchange Commission, of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with such “blackout period.”

7.13 Pre-Clearance Agreement with Brokers

Notwithstanding anything in the Plan to the contrary, no Shares issued pursuant to the Plan will be delivered to a broker or dealer that receives such Shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated person) a change in the beneficial ownership of such Shares.

7.14 Successors to Company

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

7.15 Miscellaneous Provisions

(a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

(b) The expenses of the Plan shall be borne by the Company.

(c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

(d) The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Company.

7.16 Severability

In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

7.17 Gender, Tense and Headings

Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

7.18 Governing Law

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused these presents to be executed on this 26th day of October, 2018, but effective as of the date specified herein.

Astrotech Corporation

/s/ Thomas B. Pickens III
By:	Thomas B. Pickens III
Chief Executive Officer

X PLEASE MARK VOTES AS IN THIS EXAMPLE

Board of Directors recommends a vote **FOR** proposals 1, 2, 3, 4 and 5.

1: Election of Directors

01 Thomas B. Pickens III
02 Mark Adams
03 Daniel T. Russler, Jr.
04 Ronald W. Cantwell
05 Tom Wilkinson

VOTE FOR ALL NOMINEES	WITHHOLD VOTE FROM ALL NOMINEES	FOR ALL EXCEPT (See instructions below)
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any nominee, mark the "Exception" box and write the number(s) in the space provided below.

____

	FOR	AGAINST	ABSTAIN
2: Ratify BDO USA, LLP as the independent auditor.	☐	☐	☐
3: Approve increase in 2011 Stock Incentive Plan and to extend the term.	☐	☐	☐
4: Approve the conversion of Series B Preferred Stock into shares of common stock.	☐	☐	☐
5: Advisory vote to approve the compensation of our named executive officers.	☐	☐	☐

☐ **To attend the meeting and vote your shares in person, please mark this box.**

Authorized Signatures - This section must be completed for your vote to be counted.

Date: ______________________________, 2018

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